united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio              45247

(Address of principal executive offices)                (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual
Report

June 30, 2016

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

August 2016

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2016 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2016 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Britain’s vote to leave the European Union shocked the world in late June, but the stock market declines that resulted were short-lived. Stocks rebounded around the world as investors judged the initial response to the vote to be an overreaction. The S&P 500 Index, NASDAQ Composite, and the Dow Jones Industrial Average all have reached record highs this year. Bonds have also enjoyed a strong year thus far. Economic data, currency movements, investor interest in safer assets, and central bank activity have all placed downward pressure on interest rates both in the U.S. and overseas. Incredibly, roughly one-third of developed country government bonds now trade at negative yields, representing approximately $11 trillion worth of debt.

These astounding figures are evidence of the efforts of central banks to stimulate a weak global economy. In addition to low-interest-rate policies, central banks are also involved in quantitative easing, which has now become commonplace. In Japan and Europe, some are even advocating the implementation of “helicopter money.” This term was popularized by former Federal Reserve (Fed) chairman Ben Bernanke and refers to an aggressive method of stimulus in which the central bank “drops money from the sky.” More specifically, central banks would directly provide the government with money that the government could spend on infrastructure or use to fill the budget gap resulting from tax cuts. A potential shift is on the horizon in the U.S., however, as the Fed is expected to begin to tighten policy. The Fed has indicated it might raise rates in 2016, but the market places a low probability on that occurring. Still, it’s clear that the U.S. economy is in better shape than much of the rest of the world.

The preliminary 2nd quarter GDP number was a weak 1.2%, but economists generally expect U.S. GDP growth to remain in the 2-3% range. Meanwhile, GDP growth remains close to zero in both Europe and Japan. The U.S. has benefitted from ultra-low interest rates, which have boosted consumer spending and housing markets. Energy prices have remained lower, and wages have continued to rise along with household net worth. The economy is nearing full employment, and record-highs in the stock market have also boosted confidence.

Despite these positives, international (and some domestic) developments have instilled some doubts. Weak growth abroad, the Brexit vote, elections in various countries, populist backlash against globalization and trade, terrorism, a strong dollar, high debt levels, and the prospect of Fed tightening have all contributed to these doubts.

In the U.S., the two major political parties’ presidential candidates have been officially confirmed, but the twists and turns of this bizarre campaign continue. We are often asked about the impact of the election on the markets. Election season always stirs up fears, doubts, uncertainty, and hopes in the minds of the people, leading many to wonder how it will affect their investments. Politics can influence the markets in the short run, but in the long run the economy and corporate earnings are what drive returns. One of the strengths of the American system is the limits that have been placed on government power. These checks and balances have allowed our economy to operate with much more autonomy than most others around the world and throughout history. In addition, markets have often benefited from periods of “divided government” when one party controls the White House and the other controls Congress. There is heated debate about whether the government should be more involved or less involved than it is now, but the fact remains that this system has allowed for incredible economic progress for more than two centuries.

Adding to the uncertainty created by election season, investors are confronted with frequent news of terrorism, violence, military coups, and war. The human suffering around the world is tragic and heartbreaking to watch. Understandably, these events are unsettling for many of us. The significance of these tragedies is much greater than the effect on the financial markets. That being said, the discouraging news that we see on a daily basis can cause some to take an overly pessimistic view when it comes to investing. But just as with election season, successful investing requires a focus on what ultimately drives returns over the long run. Sadly, violence and turmoil of this kind is nothing new, and these events are a reality that investors will confront long into the future. So while we hope for better days, it is critical to stay focused on the disciplines that have led to investing success over time, amid all kinds of turmoil.

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Recent market behavior is a reminder that volatility is a normal part of investing, and times like these test investors’ discipline. On average, stocks experience three drops of 5% and one 10% drop every 12 months. These create opportunities for patient and disciplined investors and serve as a reminder of the value of diversification.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2016 Unaudited

For the year through June 30, 2016, the Johnson Equity Income Fund gained 5.87%. The Fund outperformed the Standard & Poors 500 Index (S&P 500) return of 3.84%.

Sector allocations and stock selection both made positive contributions to relative performance during the first half of the year with stock selection accounting for over three-quarters of the outperformance. The Fund’s stocks that outperformed the S&P 500 was near sixty-percent. Stock selection made the largest positive contributions in the Financials and Health Care sectors. Zimmer Biomet and Medtronic were notable positive contributors within the Health Care sector while Marsh McLennan and Chubb were both notable strong performers YTD within Financials.

The Telecommunications and Utilities sectors, two sectors with defensive and higher yield characteristics, were the top two performing sectors in the period and the Fund had underweights in both due to unattractive valuations. Our only holding in these two sectors is AT&T, which was the Fund’s top performing holding during the period. Although the dividend yield factor has helped the Fund in the first half of the year, we have largely avoided the highest yielding stocks as investors have bid up valuations in these names to what we believe are unsustainable levels. These stocks have largely traded based on what direction Treasury yields are moving. With Treasury yields at historic lows, and high dividend yielding stocks trading inversely with the direction of Treasury yields, we find the potential return versus the downside risk in these stocks to be extremely unattractive.

During the first half of the year, new additions to the portfolio included medical device maker Medtronic, technology consulting and services provider Cognizant Technology Solutions, American Express, and Parker Hannifin in the Industrials sector. The Fund sold its positions in J.M. Smucker and Hershey as valuation targets were exceeded after strong performance. We also sold positions in Qualcomm, Emerson Electric, and ConocoPhillips as these stocks have encountered more challenging fundamentals and exceeded our reduced price targets.

It continues to be a difficult environment to find high quality companies with attractive valuations and above average dividend yields. New purchases have tended to have lower absolute dividend yields, but higher dividend growth potential. We have also continued to maintain our valuation discipline, which has resulted in higher cash levels than normal.

Average Annual Total Returns as of June 30, 2016
	Equity Income Fund	S&P 500 Index
Six Months	5.87%	3.84%
One Year	1.05%	3.99%
Three Years	7.72%	11.66%
Five Years	9.43%	12.10%
Ten Years	7.04%	7.42%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2016 Unaudited

For the six months ending June 30, 2016, the Johnson Growth Fund Fund returned 0.37%, which trailed the return of 3.84% for the Standard & Poors 500 Index (S&P 500).

Growth investing has not been in favor so far in 2016. Record low interest rates continue to benefit stocks that pay higher dividends. Stocks with a yield of 3.5% or greater returned 17.5% in the first half of the year. Stocks with yields less than 1.6% had negative returns for the period. Many of these higher yielding stocks are in sectors-such as utilities and telecommunications are generally not owned in the Fund. In addition, stocks with earnings growth higher than 10% generally had flat to negative returns so far this year. Stocks with earnings growth less than 5% have returned 16.2% during the same period.

The Fund owns stocks in seven of the ten sectors within the S&P 500. For the first half of the year, the Fund outperformed in three of those sectors. Stocks in the industrial sector performed the best relative to the market. Union Pacific, 3M and Danaher were the best performers in the sector. Outperformance in Energy was driven by gains in EOG Resources, Schlumberger and Chevron as oil prices rose dramatically from the lows seen in February. Technology also added to performance-driven by gains in Salesforce.com, Oracle and Broadcom. Salesforce.com was the best performing stock for the period with a gain of 29%.

The worst performing sector relative to the S&P 500 was Healthcare. Biogen was hurt by the political and pricing concerns surrounding biotechnology. Allergan performed poorly as a result of the cancellation of the merger with Pfizer. Consumer Staples also lagged-primarily as a result of the relatively flat performance turned in by CVS. Financials were also laggards due to continued low interest rates being a drag on bank profitability.

The Fund has its largest overweight positions in the Technology and Consumer Discretionary sectors. Technology provides solid, sustainable growth opportunities and we would expect to remain overweight the sector. Consumer Discretionary stocks should continue to benefit from higher employment and rising wages. The business models of many traditional retailers have been damaged by the popularity of Amazon and other secular trends that are hampering profitability. We prefer to own names that focus on experiences or have such “niche” markets that they can remain profitable as competition intensifies. The largest underweight position is in the Healthcare sector, as valuations remain somewhat stretched outside of the biotech industry. The Fund has no weight in the Telecommunications, Materials and Utility sectors.

New stocks purchased in the first half of the year included General Electric, Pepsico, Starbucks, Berkshire Hathaway, Wells Fargo, Celgene, Gilead Sciences, Johnson and Johnson, Lowes, JP Morgan, Nike, American Express and Parker Hannifin. Positions eliminated during the period were Axys Capital, Treehouse Foods, Western Alliance Bancorp, Everbank, Qualcom, Fluor, Analogic, Ruckus Wireless, Polaris and Costco.

Average Annual Total Returns As of June 30, 2016
	Growth Fund	S&P 500 Index
Six Months	0.37%	3.84%
One Year	-5.15%	3.99%
Three Years	8.58%	11.66%
Five Years	7.91%	12.10%
Ten Years	5.04%	7.42%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Opportunity Fund had a net total return of +4.05% in the first half of 2016, slightly outperforming the Russell 2500 Index’s +3.98% return.

In some ways, the market’s performance during the first six months of the year was a reversal of 2015’s. Energy & Materials stocks made a sizable recovery as oil prices jumped 30% and most commodity prices rose. Health Care, last year’s leading sector, was the only sector to have negative returns in the first half of 2016 as the biotech sector corrected sharply at the beginning of the year and investor interest shifted from Growth to Value. The Fund’s underweight positioning in the high yielding Utilities and REIT industries was a detriment, and overall sector allocation was a minor negative relative to the Index. Nevertheless, effective security selection pushed results above the Index return.

The Fund outperformed in eight of the ten sectors, rewarded for its emphasis on investing in quality stocks at attractive valuations. A style shift from Growth to Value favored the Fund’s investment approach as investors became less enamored with paying high valuations for more speculative growth (e.g. biotech and internet stocks).

While global economic growth remains sluggish, there are many parts of the U.S. economy that are doing well. In the Industrials sector, domestically-focused Industrials with limited exposure to the weak oil market cycle did well for the Fund, including Alamo Group, HNI Corporation, and Deluxe Corporation. Certain consumer-related stocks also delivered good results including Energizer Holdings Inc., WD-40 Company, Ingredion Inc, and Thor Industries. The Fund’s high dividend-yielding stocks did well too, including UGI Corp., a Pennsylvania-based utility company, and real estate investment trusts, Realty Income Corp. and Lexington Properties.

The Health Care sector accounted for the portfolio’s three largest negative contributors: United Therapeutics Corp., Integer Holdings Corp. (formerly Greatbatch Inc.), and Natus Medical, Inc. The future trajectory of earnings growth is being challenged, but the Fund maintains a more optimistic view about growth potential and valuation. PRA Group Inc., the Fund’s biggest return detractor in 2015, continued to underperform through the first half of 2016. Tough business conditions exist for its credit card receivables purchasing business, but the business is on solid ground and valuation should give the stock support until the cycle improves.

Interest rates have remained stubbornly low for much of this cycle. As a result, investors have pushed into higher-yielding equities in an attempt to find bond substitutes, typically seeking the more liquid large cap stocks. Now, smaller cap stocks have become unusually cheap compared to larger cap stocks. While a recession could always bring on a bear market in smaller cap stocks, the risk-reward balance seems to favor a tilt in favor of small-cap while maintaining an emphasis on buying quality companies.

Average Annual Total Returns as of June 30, 2016
	Opportunity Fund	Russell 2500 Index
Six Months	4.05%	3.98%
One Year	-1.90%	-3.67%
Three Year	8.60%	8.61%
Five Years	7.91%	9.48%
Ten Years	6.26%	7.32%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Realty Fund returned 11.77% for the period ending June 30, 2016 compared to a return of 13.29% for the S&P US REIT Index (S&P US REIT).

The market was exposed to the first of what then was expected to be multiple Federal Reserve (Fed) rate hikes. Higher interest rates impact the REIT marketplace in a couple different ways. The first is it increases the cost of their borrowing, which reduces their overall cash flow. Higher rates are also a way to moderate economic activity to avoid inflationary pressures. An attempt to slow down economic activity is a negative for market participants. Finally, as yield reached all-time lows, investors reached into other more risky areas of the market to obtain yield. REITs have been a beneficiary of this phenomenon. As soon as the market seemed to adjust to the fact that he Fed was on a course to normalize rates, worldwide economic data slowed and the Fed signaled that they would pause that process. The result was a very strong March, up 10.45% for the S&P US REIT index, after negative returns in the first two months of the year. June also had similar undertones as BREXIT occurred and interest rates reached those all-time lows, propelling REIT investments up nearly 7%. REITs significantly outperformed the broader equity market, as defined by the S&P 500, which was up 3.84%.

The interest environment was volatile in the first half of 2016, with rates at first going higher then reversing course and rallying significantly after the BREXIT vote. The market is once again building expectations that yields will start to move higher as the Fed resumes it course to normalize interest rate policy. REITs historically perform best in flat to declining interest rate environments, which is the one we have seen over the past many years. Rising interest rates provide near term headwind for REITs.

The Johnson Realty fund underperformed the S&P US REIT index by 1.52%. Our modest holding of cash in the period provided a headwind in addition to our property type allocation. Our slight overweight in Residential & Timber combined with underweights in Retail, Data Centers and Infrastructures were the main drivers of the property type underperformance.

Security selection was also negative. The Fund owned securities that performed much worse than the overall market. CBL & Associates (-20.7%), Equity Residential (-4.4%) and HealthCare Properties (-4.4%) contributed to that underperformance. Several names not owned also caused some relative performance issues, notably Communication Sales & Leasing (+62.3%), CoreSite (+58.5%),Iron Mountain (+51.8%) and CyrusOne (+51.1%).

REITs continue to possess lower correlation relative to other asset classes, which provides portfolio diversification benefits. We would expect as interest rates rise, yield oriented investors may exit the asset class. This may take several years as the market is coming off of historically low interest rate levels. The fund’s philosophy is to remain fully invested. We believe that the Realty Fund’s quality focus and diversified approach to the real estate market will provide investors with asset class like returns.

Average Annual Total Returns as of June 30, 2016
	Realty Fund	S&P US REIT Index
Six Months	11.77%	13.29%
One Year	22.57%	23.71%
Three Years	12.72%	13.34%
Five Years	11.23%	12.45%
Ten Years	5.78%	7.27%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P US REIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P US REIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2016 Unaudited

The Johnson International Fund had a total net return of -0.73% in the first half of 2016, outperforming the MSCI ACWI ex-US Index’s -1.02% return.

The biggest news event in international markets so far this year was the surprise outcome of a U.K. referendum vote in June, where a majority of British voters elected for their country to exit the European Union. This widely unexpected decision brought a lot of turbulence to global markets as investors quickly tried to assess the implications for economies, capital flows, currency shifts, global politics, and securities markets. The Fund’s allocation to U.K and European stocks represented nearly half of the portfolio, but its relative weight compared to the Index was fairly neutral, therefore the events in June did not contribute to any large shift in relative performance.

Emerging markets recovered well during the first six months of the year after a difficult 2015, especially in South America. The Fund had big recoveries in Brazilian bank holdings Banco Bradesco, up 81%, and Itau Unibanco Holding, up 50%, as the outlook for earnings stabilized amid a weak local economy. An oil price recovery also contributed to improved performance in energy sector holdings such as Lukoil PJSC, Statoil ASA, CNOOC Ltd, and Royal Dutch Shell PLC. Sector positioning overall was a positive contributor to relative performance, and the overweight position in the Energy sector accounted for more than half of that allocation benefit. Other big winners during the first half of 2016 for the Fund included Newcrest Mining Ltd, a gold mining stock that rose 83% as gold prices rallied, and adidas AG, a German shoe and apparel manufacturer with improving earnings growth.

Developed market declines were not just limited to Europe, as Japanese stocks were weak also amid less than successful efforts by their government to stimulate growth and prevent the yen from appreciating. Japan is the Fund’s largest country exposure and the Index’s largest country weight. Holdings in Japanese banks were among the portfolio’s worst performers, including Mitsubishi UFJ Financial, Mizuho Financial Group, and Sumitomo Mitsui Financial, which all fell more than 20% in US dollar terms. Other large negative performance contributors included Sky PLC, a large British broadcaster, and Lenovo Group Ltd., a Hong Kong computer manufacturer.

After a quick two-day drop following the “Brexit” vote, global markets quickly recovered those losses. It is premature to draw many definitive short-term or long-term conclusions, but regardless of the form any U.K. separation takes, trade agreements and capital flows are likely to change. In addition, it seems likely that global GDP growth will be negatively impacted by the uncertainty if not the reality of these coming changes. Yet, despite the higher level of uncertainty brought on by such geopolitical crosswinds, the Fund’s focus will remain on keeping a diversified portfolio of stocks and seeking companies with the proper mix of fundamentals and valuation that offers the potential to reward long-term investors who seek exposure to foreign markets.

Average Annual Total Returns as of June 30, 2016
	International Fund	MSCI ACWI ex US Index
Six Months	-0.73%	-1.02%
One Year	-10.92%	-10.25%
Three Years	1.67%	1.16%
Five Years	0.52%	0.10%
Since Inception*	7.38%	7.62%

Asset Allocation by Country as of June 30, 2016
United Kingdom	15.55%	Belgium	3.73%
Switzerland	12.57%	China	3.53%
Canada	11.03%	India	3.02%
Germany	9.67%	Denmark	2.76%
Japan	6.31%	Brazil	2.55%
France	6.31%	Mexico	2.10%
Netherlands	5.42%	Other*	2.07%
Israel	4.96%	Singapore	1.90%
Australia	4.81%	Ireland	1.73%

*	Countries in “Other” category include: Indonesia, Hong Kong

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Fixed Income Fund provided a total return of 5.49% during the first half of 2016, compared to a 5.31% return for the Barclay’s Capital Aggregate Index. Global economic uncertainty pushed interest rates lower across the globe, despite the Fed’s insistence that it will continue to tighten its benchmark policy rate.

Bond yields began the year at somewhat low levels, and the Fund maintained a modestly shorter duration than the benchmark as a result. The short end of the yield curve remained anchored by the Fed’s policy action last year, while longer rates fell rapidly as a result of global economic uncertainty and strong flows into domestic bond markets. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the funds relative performance versus its benchmark.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults spread throughout the credit market. Spreads continued to widen earlier this year, peaking out in mid-February. As the price of oil stabilized, however, credit spreads tightened rapidly, leading to positive excess returns for credit year to date. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered most of their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the U.S. has been stable, but pockets of weakness remain. A strong U.S. Dollar and global economic uncertainty have held back manufacturing, but the consumer continues to maintain solid momentum. Steadily rising wages and solid employment gains should support this trend. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to higher rates.

The Fund maintained a position in Treasury Inflation Protected Securities, which will benefit from rising inflation. Finally, we anticipate upward pressure on intermediate bond yields in the near term, and have positioned the Fund defensively to defend against such a move.

Average Annual Total Returns as of June 30, 2016
	Fixed Income Fund	Barclays Capital Aggregate Index
Six Months	5.49%	5.31%
One Year	5.80%	6.00%
Three Years	4.07%	4.06%
Five Years	3.76%	3.76%
Ten Years	5.01%	5.13%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Municipal Income Fund provided a total return of +2.77% during the first half of 2016 compared to +2.21% for the Barclays Capital 5-Year General Obligation Municipal Index. Global economic uncertainty pushed interest rates lower across the globe, despite the Fed’s insistence that it will continue to tighten its benchmark policy rate.

Municipal bond yields fell during the first half of the year, particularly among longer maturity securities, resulting in a flattening of the yield curve and leading to the Fund’s positive total return. The Fund’s emphasis on higher yielding and longer duration securities was additive to performance. In addition, the Fund’s laddered maturity structure aided performance overall as the municipal yield curve flattened with yields on the longest maturity bonds falling the most. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a more diverse laddered maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was strong during the first half of 2016 as issuers took advantage of low interest rates to refinance outstanding debt obligations and undertake new projects. Demand for municipal securities remained very strong as well, as investors sought tax-free income as well as safety and stability. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding fiscal challenges in Chicago and Puerto Rico. Tax revenues for many municipalities continue to show improvement, with the majority of states and local governments reporting increased revenue from income, sales, and property tax collections. However, we continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 63% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 29% of its assets in states other than Ohio.

Looking forward into the second half of 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the US has been stable, but pockets of weakness remain. A strong US Dollar and global economic uncertainty have held back manufacturing, but the consumer continues to maintain solid momentum. Steadily rising wages and solid employment gains should support this trend, which should continue to benefit municipal budget outlooks in the form of increased income and sales tax collections. Finally, we anticipate upward pressure on municipal bond yields in the near term, leading to a muted total return outlook. However, higher marginal tax rates should keep the municipal interest exemption in demand, and, while interest rates are poised to increase, municipals have historically outperformed other bond market alternatives during similar periods.

Average Annual Total Returns as of June 30, 2016
	Municipal Income Fund	Barclays Five Year G.O. Municipal Index
Six Months	2.77%	2.21%
One Year	5.00%	4.09%
Three Years	3.77%	3.05%
Five Years	3.35%	2.76%
Ten Years	3.99%	4.19%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Comcast Corp.	81,500	$5,312,985
Nordstrom Inc.	48,850	1,858,743
TJX Companies	38,300	2,957,909
VF Corp.	44,100	2,711,709
9.1% – Total For Consumer Discretionary		$12,841,346
Coca Cola Co.	62,620	2,838,565
CVS Health Corp.	59,105	5,658,713
Hershey Foods Corp.	28,550	3,240,139
Nestle SA – ADR	72,100	5,574,051
Procter & Gamble Co.	33,990	2,877,933
Unilever PLC	63,800	3,056,658
16.5% – Total For Consumer Staples		$23,246,059
Chevron Corp.	39,935	4,186,386
Royal Dutch Shell PLC, Class B ADR	77,500	4,340,000
Schlumberger Ltd.	35,150	2,779,662
8.1% – Total For Energy		$11,306,048
American Express Co.	43,000	2,612,680
Chubb Ltd.	36,725	4,800,325
Everbank Financial Corp.	141,100	2,096,746
Iberiabank Corp.	72,500	4,330,425
Invesco Ltd.	173,035	4,419,314
Marsh & McLennan Companies Inc.	42,000	2,875,320
RenaissanceRE Holdings Ltd.	23,900	2,806,816
17.0% – Total For Financial Services		$23,941,626
Abbott Laboratories	108,600	4,269,066
Medtronic PLC	37,000	3,210,490
Owens & Minor Inc. Holding Co.	112,500	4,205,250
Zimmer Biomet Holdings	41,100	4,947,618
11.8% – Total For Health Care		$16,632,424
Danaher Corp.	36,900	3,726,900
Norfolk Southern Corp.	34,200	2,911,446
Parker Hannifin Corp.	26,600	2,874,130
Union Pacific Corp.	32,250	2,813,812
W.W. Grainger Inc.	12,800	2,908,800
10.8% – Total For Industrials		$15,235,088

Common Stocks	Shares	Fair Value
Accenture PLC	12,120	$1,373,075
Apple Inc.	58,110	5,555,316
Cisco Systems Inc.	151,200	4,337,928
Cognizant Technology Solutions Corp.*	47,000	2,690,280
Linear Technology Corp.	62,850	2,924,410
Microsoft Corp.	56,275	2,879,592
Oracle Corp.	67,500	2,762,775
SAP SE ADR	35,700	2,678,214
Western Digital Corp.	31,850	1,505,231
19.0% – Total For Information Technology		$26,706,821
AT&T Inc.	63,640	2,749,884
2.0% – Total For Telecommunication Services		$2,749,884
Total Common Stocks 94.3%		$132,659,296
(Identified Cost $115,789,460)
Cash Equivalents
First American Government Obligation Fund, Class Z**	7,542,951	7,542,951
Total Cash Equivalents 5.4%		$7,542,951
(Identified Cost $7,542,951)
Total Portfolio Value 99.7%		$140,202,247
(Identified Cost $123,332,411)
Other Assets in Excess of Liabilities 0.3%		$369,663
Total Net Assets 100.0%		$140,571,910
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2016, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Lowe’s Co. Inc.	12,310	$974,583
Nike Inc. Class B	8,200	452,640
Nordstrom Inc.	17,200	654,460
Priceline.com Inc.*	700	873,887
Starbucks Corp.	15,560	888,787
TJX Companies	12,700	980,821
Walt Disney Co.	13,800	1,349,916
13.8% – Total For Consumer Discretionary		$6,175,094
Costco Wholesale Corp.	2,880	452,275
CVS Health Corp.	13,770	1,318,340
Nestle SA – ADR	12,440	961,736
Pepsico Inc.	9,040	957,698
Procter & Gamble Co.	10,680	904,276
10.3% – Total For Consumer Staples		$4,594,325
Chevron Corp.	8,980	941,373
EOG Resources Inc.	15,980	1,333,052
Schlumberger Ltd.	17,405	1,376,387
8.2% – Total For Energy		$3,650,812
American Express Co.	7,230	439,295
Berkshire Hathaway Inc. Class B*	6,800	984,572
Chubb Ltd.	9,800	1,280,958
Iberiabank Corp.	15,810	944,331
Invesco Ltd.	27,500	702,350
JP Morgan Chase & Co.	7,350	456,729
PRA Group Inc.*	20,835	502,957
Wells Fargo & Co.	8,790	416,031
12.9% – Total For Financial Services		$5,727,223
Allergan PLC*	3,100	716,379
Biogen Inc.*	4,760	1,151,063
Celgene Corp.*	8,830	870,903
Gilead Sciences Inc.	4,800	400,416
Johnson & Johnson	8,175	991,628
Mednax Inc.*	12,200	883,646
11.3% – Total For Health Care		$5,014,035
3M Co.	5,140	900,117
Danaher Corp.	13,900	1,403,900
General Electric Co.	30,440	958,251
Parker Hannifin Corp.	7,920	855,756
Proto Labs Inc.*	5,920	340,755
Union Pacific Corp.	16,260	1,418,685
13.2% – Total For Industrials		$5,877,464

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	565	$397,494
Alphabet Inc. – Class C*	1,129	781,381
Apple Inc.	20,860	1,994,216
Broadcom Ltd.	6,815	1,059,051
Cognizant Technology Solutions Corp.*	15,620	894,089
EMC Corp.	34,550	938,724
Facebook Inc.*	7,700	879,956
Fortinet Inc.*	13,270	419,199
IPG Photonics Corp.*	4,610	368,800
Oracle Corp.	34,000	1,391,620
Red Hat Inc.*	17,120	1,242,912
Salesforce.com Inc.*	13,930	1,106,181
SAP SE ADR	11,800	885,236
Ultimate Software Group Inc.*	4,935	1,037,781
30.1% – Total For Information Technology		$13,396,640
Total Common Stocks 99.8%		$44,435,593
(Identified Cost $36,997,225)
Total Portfolio Value 99.8%		$44,435,593
(Identified Cost $36,997,225)
Other Assets in Excess of Liabilities 0.2%		$108,756
Total Net Assets 100.0%		$44,544,349
*	Non-income producing security.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Advance Auto Parts Inc.	2,800	$452,564
AMC Networks Inc.*	7,600	459,192
Culp Inc.	15,000	414,450
Foot Locker Inc.	6,000	329,160
Gentex Corp.	33,600	519,120
Hasbro Inc.	7,400	621,526
LKQ*	19,500	618,150
Steven Madden Ltd.*	10,000	341,800
Texas Roadhouse Inc.	11,300	515,280
Thor Industries Inc.	10,700	692,718
Winmark Corp.	5,600	558,152
14.2% – Total For Consumer Discretionary		$5,522,112
Casey’s General Stores Inc.	5,000	657,550
Church & Dwight Co. Inc.	4,000	411,560
Energizer Holdings Inc.	8,500	437,665
Ingredion Inc.	3,600	465,876
WD-40 Co.	6,400	751,680
7.0% – Total For Consumer Staples		$2,724,331
Helmerich & Payne Inc.	7,800	523,614
Oceaneering International	4,400	131,384
1.7% – Total For Energy		$654,998
Argo Group International Holdings Ltd.	10,164	527,512
Assurant Inc.	6,000	517,860
Axis Capital Holdings Ltd.	10,100	555,500
Berkshire Hills Bancorp Inc.	22,000	592,240
Everest RE Group LTD	3,200	584,544
Extra Storage Space Inc.	4,500	416,430
First Interstate Bancsystem Inc.	18,000	505,800
German America Bancorp Inc.	20,000	639,400
Home Bancshares Inc.	22,000	435,380
Iberiabank Corp.	9,500	567,435
Invesco Ltd.	19,900	508,246
Lakeland Bancorp Inc.	50,000	569,000
Morningstar Inc.	6,500	531,570
PRA Group Inc.*	10,000	241,400
Reinsurance Group of America	4,500	436,455
RenaissanceRE Holdings Ltd.	6,000	704,640
Westwood Holdings Group Inc.	10,800	559,440
22.8% – Total For Financial Services		$8,892,852

Common Stocks	Shares	Fair Value
Align Technology Inc.*	6,300	$507,465
Analogic Corp.	6,700	532,248
Greatbatch Inc.*	10,000	309,300
Mednax Inc.*	5,500	398,365
Natus Medical Inc.*	13,000	491,400
Nuvectra Corp.*	3,333	24,664
Owens & Minor Inc. Holding Co.	17,800	665,364
United Therapeutics Corp.*	5,300	561,376
Universal Health Services Inc.	4,000	536,400
VCA Inc.*	7,300	493,553
11.6% – Total For Health Care		$4,520,135
Alamo Group Inc.	12,000	791,640
American Woodmark Corp.*	4,000	265,520
Cubic Corp.	7,000	281,120
Deluxe Corp.	9,200	610,604
Dover Corp.	8,000	554,560
Essendant Inc.	12,400	378,944
Fluor Corp.	14,000	689,920
Generac Holdings Inc.*	7,000	244,720
Hillenbrand Inc.	14,000	420,560
HNI Corp.	14,900	692,701
Lincoln Electric Holdings Inc.	7,800	460,824
Old Dominion Freight Line*	6,300	379,953
Proto Labs Inc.*	6,500	374,140
Quanta Services Inc.*	13,000	300,560
Snap-On Tools Corp.	3,100	489,242
W.W. Grainger Inc.	2,000	454,500
Watsco Inc.	2,900	408,001
20.0% – Total For Industrials		$7,797,509
Amdocs Ltd.	7,300	421,356
Brocade Communications Systems Inc.	59,300	544,374
Flir Systems Inc.	9,800	303,310
IPG Photonics Corp.*	7,000	560,000
Neustar Inc.*	14,600	343,246
PC Connection Inc.*	27,000	642,600
Perficient Inc.*	14,000	284,340
Red Hat Inc.*	8,400	609,840
Ultimate Software Group Inc.*	1,700	357,493
10.4% – Total For Information Technology		$4,066,559

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Aptargroup Inc.	8,500	$672,605
Avery Dennison Corp.	7,000	523,250
Boise Cascade Corp.*	18,000	413,100
Packaging Corp. of America	10,100	675,993
Scotts Miracle-Gro Co.	6,800	475,388
Westlake Chemical Corp.	8,500	364,820
8.0% – Total For Materials		$3,125,156
UGI Corp.	10,800	488,700
1.3% – Total For Utilities		$488,700
Total Common Stocks 97.0%		$37,792,352
(Identified Cost $32,748,669)
Real Estate Investment Trusts (REITs)
Apartment Investment & Mangement Co.	14,000	618,240
Total REITs 1.6%		$618,240
(Identified Cost $509,383)
Cash Equivalents
First American Government Obligation Fund, Class Z**	117,335	117,335
Total Cash Equivalents 0.3%		$117,335
(Identified Cost $117,335)
Total Portfolio Value 98.9%		$38,527,927
(Identified Cost $33,375,387)
Other Assets in Excess of Liabilities 1.1%		$431,946
Total Net Assets 100.0%		$38,959,873
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2016, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	1,600	$84,592
Apartment Investment & Management Co.	2,624	115,876
Avalonbay Communities Inc.	1,809	326,326
Camden Property Trust	1,200	106,104
Equity LifeStyle Properties Inc.	1,500	120,075
Equity Residential Properties Trust	5,000	344,400
Essex Property Trust Inc.	865	197,298
Mid-America Apartment Communities Inc.	1,630	173,432
Post Properties Inc.	850	51,893
Senior Housing Properties Trust	3,500	72,905
Sun Communities Inc.	650	49,816
UDR Inc.	3,807	140,554
16.0% – Total For Residential		$1,783,271
American Tower Corp.	5,839	663,369
Brandywine Realty Trust	3,000	50,400
Cousins Properties Inc.	3,500	36,400
Douglas Emmett Inc.	2,500	88,800
Lexington Realty Trust	3,500	35,385
National Retail Properties Inc.	2,250	116,370
PS Business Parks Inc.	500	53,040
Public Storage Inc.	2,400	613,416
Retail Properties of America	3,500	59,150
Urban Edge Properties	1,530	45,686
Vornado Realty Trust	2,561	256,407
18.1% – Total For Diversified		$2,018,423
Care Capital Properties Inc.	1,100	28,831
HCP Inc.	6,500	229,970
Healthcare Realty Trust Inc.	1,500	52,485
LTC Properties Inc.	650	33,624
Medical Properties Trust Inc.	2,800	42,588
Omega Healthcare Investors Inc.	2,500	84,875
Universal Health Realty Income Trust	300	17,154
Ventas Inc.	4,700	342,254
Welltower Inc.	4,750	361,808
10.7% – Total For Health Care Facilities		$1,193,589
Diamondrock Hospitality Co.	4,000	36,120
Host Hotels & Resorts Inc.	10,354	167,838
LaSalle Hotel Properties	1,500	35,370
Pebblebrook Hotel Trust	1,200	31,500

Real Estate Investment Trusts (REITs)	Shares	Fair Value
RL Lodging Trust	2,500	$53,625
Ryman Hospitality Properties	1,000	50,650
Sunstone Hotel Investors Inc.	3,121	37,670
3.7% – Total For Hotels/Motels		$412,773
Alexandria Real Estate Equities Inc.	1,000	103,520
Boston Properties Inc.	2,020	266,438
CoreSite Realty Corp.	500	44,345
Corporate Office Properties Trust	2,000	59,140
Digital Realty Trust, Inc.	2,300	250,677
Duke Realty Corp.	5,000	133,300
Equity Commonwealth*	1,700	49,521
Highwoods Properties Inc.	1,700	89,760
Kilroy Realty Corp.	1,545	102,418
Liberty Property Trust	2,661	105,695
Mack-Cali Realty Corp.	1,500	40,500
Piedmont Office Realty Trust Inc.	3,500	75,390
11.8% – Total For Office		$1,320,704
CubeSmart	2,500	77,200
DCT Industrial Trust Inc.	1,375	66,055
Eastgroup Properties	600	41,352
Extra Space Storage Inc.	1,750	161,945
First Industrial Realty Trust Inc.	1,675	46,599
Prologis Inc.	7,306	358,286
Sovran Self Storage Inc.	450	47,214
7.2% – Total For Industrial		$798,651
Acadia Realty Trust	1,000	35,520
Alexander’s Inc.	100	40,923
CBL & Associates Properties Inc.	2,394	22,288
DDR Corp.	7,055	127,978
Dupont Fabros Technology Inc.	1,800	85,572
EPR Properties	1,000	80,680
Equity One Inc.	1,600	51,488
Federal Realty Investment Trust	1,000	165,550
General Growth Properties Inc.	12,200	363,804
Hospitality Properties Trust	2,100	60,480
Kimco Realty Corp.	5,667	177,830
Macerich Co.	2,192	187,175
Realty Income Corp.	3,569	247,546
Regency Centers Corp.	1,375	115,129
Simon Property Group Inc.	4,279	928,115
SL Green Realty Corp.	1,500	159,705
Tanger Factory Outlet Centers Inc.	2,000	80,360

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Taubman Centers Inc.	800	$59,360
Washington Real Estate Investment Trust	1,500	47,190
Weingarten Realty Investors	2,500	102,050
WP Glimcher Inc.	3,353	37,520
28.4% – Total For Retail		$3,176,263
Rayonier Inc.	2,000	52,480
Weyerhaeuser Co.	10,700	318,539
3.3% – Total For Timber		$371,019
Total REITs 99.2%		$11,074,693
(Identified Cost $5,400,715)
Cash Equivalents
First American Government Obligation Fund, Class Z**	69,508	69,508
Total Cash Equivalents 0.6%		$69,508
(Identified Cost $69,508)
Total Portfolio Value 99.8%		$11,144,201
(Identified Cost $5,470,223)
Other Assets in Excess of Liabilities 0.2%		$22,884
Total Net Assets 100.0%		$11,167,085
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2016, the 7 day yield was 0.01%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Adidas AG ADR	2,000	$143,380
Daimler AG	600	36,000
Honda Motor Co. Ltd. ADR	1,940	49,140
Magna International Inc.	2,000	70,140
Marks & Spencer Group PLC	5,000	42,600
Publicis Groupe ADR	7,800	131,430
RTL Group SA ADR	15,000	122,100
Sky PLC ADR	3,500	160,335
Sony Corp. ADR	2,700	79,245
Tata Motors Ltd. ADR*	3,425	118,745
Toyota Motor Corp. ADR	1,800	179,982
WPP PLC ADR	1,300	135,876
9.7% – Total For Consumer Discretionary		$1,268,973
Coca-Cola Amatil Ltd. ADR	10,860	66,518
Danone ADR	6,184	87,627
L’Oreal ADR	2,800	107,548
Nestle SA ADR	2,400	185,544
Reckitt Benckiser Group PLC	5,900	119,888
Unilever NV	2,500	117,350
Unilever PLC	4,000	191,640
Wal-Mart De Mexico SA ADR	6,300	151,483
7.9% – Total For Consumer Staples		$1,027,598
BP PLC ADR	2,298	81,602
Cnooc Ltd.	780	97,235
Lukoil Corp. ADR	3,900	162,747
Petrochina Co. Ltd. ADR	300	20,376
Royal Dutch Shell PLC – Class B	1,400	78,400
Sasol Ltd. ADR	2,800	75,936
Statoil ASA	6,264	108,431
Suncor Energy Inc.	3,200	88,736
Technip SA ADR	6,200	83,979
Total SA ADR	2,327	111,929
Woodside Petroleum ADR	5,200	103,740
7.7% – Total For Energy		$1,013,111
Allianz ADR	7,900	113,760
Australia and New Zealand Banking Group Ltd.	3,200	57,888
Banco Bradesco ADR	12,100	94,501
Banco Santander SA	17,770	69,658
Bank of Montreal	1,240	78,604
Barclays PLC ADR	6,568	49,917
BNP Paribas ADR	4,000	90,320
China Construction Bank ADR	5,300	69,801

Common Stocks	Shares	Fair Value
CK Hutchison Holdings LTD	8,000	$87,760
Credit Suisse Group ADR	3,777	40,414
Deutsche Boerse AG	7,000	57,190
HSBC Holdings PLC ADR	3,524	110,336
ICICI Bank Ltd. ADR	8,800	63,184
Industrial and Commercial Bank Of China Ltd.	16,000	176,000
Itau Unibanco Holding SA ADR	11,440	107,994
KB Financial Group Inc. ADR	2,400	68,304
Manulife Financial Corp.	4,420	60,421
Mitsubishi UFJ Financial Group Inc. ADR	35,200	155,936
Mizuho Financial Group ADR	41,400	117,990
Orix Corp. ADR	1,750	111,842
Royal Bank of Canada	1,600	94,544
Sumitomo Mitsui Financial Group Inc.	31,500	180,180
Sun Hung Kai Properties Ltd. ADR	5,450	65,782
Swiss Re Ltd.	4,400	96,580
Tokio Marine Holdings Inc. ADR	6,000	197,340
Toronto Dominion Bank	1,400	60,102
UBS Group AG	4,800	62,208
United Overseas Bank Ltd. ADR	1,900	52,098
Westpac Banking Corp. Ltd. ADR	4,650	102,719
Zurich Insurance Group ADR	3,240	80,125
21.2% – Total For Financial Services		$2,773,498
Astellas Pharma Inc. ADR	16,400	255,512
Astrazeneca PLC ADR	1,600	48,304
Bayer AG ADR	1,300	130,845
Dr. Reddy’s Laboratories Ltd.	3,340	171,108
Novartis AG ADR	2,480	204,625
Novo Nordisk AS ADR	2,800	150,584
Roche Holdings Ltd. ADR	7,100	233,945
Shire PLC ADR	600	110,448
Taro Pharmaceuticals Ltd.*	800	116,480
Teva Pharmaceuticals ADR	2,400	120,552
11.8% – Total For Health Care		$1,542,403
ABB Ltd.	2,900	57,507
Atlas Copco AB ADR	3,000	77,700
BAE Systems PLC ADR	1,600	45,296
Bunzl PLC ADR	4,000	122,660
Canadian National Railway Co.	1,400	82,684
Fanuc Corp. ADR	4,300	116,014

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Common Stocks	Shares	Fair Value
Itochu Corp. ADR	5,200	$125,736
Keppel Corp. Ltd. ADR	7,900	64,464
Komatsu Ltd. ADR	6,900	118,887
Mitsui & Co., Ltd. ADR	300	71,031
Schneider Electric SA ADR	10,000	118,100
Sensata Technologies Holding NV*	3,200	111,648
Siemens AG	900	92,331
9.2% – Total For Industrials		$1,204,058
Baidu.com*	400	66,060
CGI Group Inc.*	5,100	217,821
Lenovo Group Ltd.	8,000	96,640
Open Text Corp.	1,600	94,656
SAP SE ADR	3,100	232,562
Siliconware Precision Industries Co. ADR	4,267	32,685
SoftBank Corp. ADR	1,800	50,580
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,000	262,300
Telefonaktiebolaget LM Ericsson ADR	5,000	38,400
Tencent Holdings Ltd. ADR	6,500	149,305
United Microelectronics ADR	44,930	89,411
10.2% – Total For Information Technology		$1,330,420
Air Liquide SA ADR	3,777	79,430
BASF SE ADR	1,850	141,895
BHP Billiton Ltd. ADR	2,550	72,828
Newcrest Mining Ltd. ADR*	12,000	207,960
Nitto Denko Corp. ADR	5,600	176,680
Posco ADR	1,400	62,300
Rio Tinto PLC ADR	1,570	49,141
Syngenta AG ADR	1,100	84,469
6.7% – Total For Materials		$874,703
America Movil ADR Series L	4,460	54,680
BT Group PLC	2,000	55,700
China Mobile (Hong Kong) Ltd.	2,700	156,330
Deutsche Telekom AG	4,000	67,920
KDDI Corp.	12,700	192,278
MTN Group Ltd. ADR	5,600	54,544
Nippon Telegraph and Telephone Corp. ADR	2,000	94,160
Orange SA ADR	9,296	152,640
Philippine Long Distance Telephone Co. ADR	1,800	80,226
SK Telecom Co. Ltd.	3,400	71,128

Common Stocks	Shares	Fair Value
Telefonica SA ADR	4,991	$47,315
Telenor ASA ADR	6,900	114,264
Vodafone Group PLC ADR	2,727	84,237
9.4% – Total For Telecommunication Services		$1,225,422
Centrica PLC	7,000	84,490
Enel SPA ADR	21,100	92,629
Enersis Chile SA ADR	7,400	43,142
Enersis Américas SA ADR	7,400	63,492
Iberdrola SA ADR	3,578	96,964
Korea Electric Power Corp.	7,800	202,254
National Grid PLC ADR	2,800	208,124
6.0% – Total For Utilities		$791,095
Total Common Stocks 99.8%		$13,051,281
(Identified Cost $12,284,172)
Total Portfolio Value 99.8%		$13,051,281
(Identified Cost $12,284,172)
Other Assets in Excess of Liabilities 0.2%		$12,430
Total Net Assets 100.0%		$13,063,711
*	Non-income producing security.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,375,000	$2,484,350
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	3,000,000	3,076,833
AON PLC Senior Unsecured Notes, 3.500% Due 06/14/2024	455,000	468,301
AON PLC Senior Unsecured Notes, 4.000% Due 11/27/2023	3,285,000	3,509,464
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,913,652
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,117,000	2,345,786
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,322,019
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	950,328
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	3,600,000	3,834,234
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	4,000,000	4,076,636
JPMorgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	4,000,000	4,141,348
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	746,000	779,536
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	3,000,000	3,374,769
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,008,838
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,498,579
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	4,000,000	4,041,863
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	2,000,000	2,014,442
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,849,000	2,084,108
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	891,490
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,459,752

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	$118,374
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	3,000,000	3,106,140
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	4,980,000	5,364,322
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	5,383,120
23.4% – Total For Corporate Bonds: Bank and Finance		$63,248,284
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	407,000	415,063
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	2,828,000	3,166,653
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	3,230,000	3,389,023
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	3,012,700
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	929,448
Chevron Corp. Senior Unsecured Notes, 2.335% Due 12/05/2022	5,000,000	5,075,170
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,328,210
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	2,505,000	2,697,106
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	3,166,000	3,245,695
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.428% Due 04/15/2020**	3,898,000	3,937,744
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.653% Due 03/15/2023**	1,435,000	1,426,066
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,824,198
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	92,569
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	1,600,000	1,711,541
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,642,738
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	3,500,000	4,630,447

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,728,000	$1,941,892
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,265,307
Shell International Finance Senior Unsecured Notes, 2.125% Due 05/11/2020	5,000,000	5,103,130
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	576,144
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,133,711
United Technologies Junior Subordinated Notes, 1.788% Due 05/04/2018**	6,000,000	6,053,904
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	4,392,000	4,442,244
23.6% – Total For Corporate Bonds: Industrial		$64,040,703
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,232,455
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	910,000	934,815
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	2,500,000	2,697,697
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	625,871
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	2,941,000	3,223,277
Gulf Power Co. Senior Unsecured Notes, 5.300% Due 12/01/2016	1,195,000	1,214,962
Interstate Power & Light Senior Unsecured Notes, 3.250% Due 12/01/2024	725,000	775,311
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,214,344
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	4,000,000	3,866,220
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,913,410
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,071,897
8.0% – Total For Corporate Bonds: Utilities		$21,770,259

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Treasury Obligations
United States Treasury Notes, 2.750% Due 08/15/2042	9,000,000	$9,916,173
United States Treasury Notes, 2.750% Due 11/15/2042	10,000,000	11,000,780
Treasury Inflation Protected Security, 0.625% Due 02/15/2043	4,188,013	4,076,276
United States Treasury Notes, 3.000% Due 02/28/2017	2,500,000	2,541,408
United States Treasury Notes, 4.625% Due 02/15/2017	2,500,000	2,565,043
United States Treasury Floating Rate Notes, 0.532% Due 01/31/2018**	8,000,000	8,015,144
United States Treasury Floating Rate Notes, 0.450% Due 04/30/2018**	7,000,000	7,000,777
16.7% – Total For United States Government Treasury Obligations		$45,115,601
Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 05/25/2021**	4,185,000	4,184,870
FHLMC Step-up Coupon Notes, 1.100% Due 06/21/2021**	4,000,000	4,002,764
FHLMC Step-up Coupon Notes, 1.100% Due 06/07/2021**	7,950,000	7,955,215
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	5,000,000	4,998,665
7.8% – Total For United States Government Agency Obligations		$21,141,514
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.251% Due 04/01/2042**	3,071,062	3,216,706
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	891,791	974,931
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,989,173	2,115,653
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,898,242	2,142,433
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	1,935	2,467
FHLMC Partner Certificate Pool 780439, 2.473% Due 04/01/2033**	137,978	145,999

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	4,254,329	$4,498,731
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	661,449	708,723
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	656	667
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	628,847	675,192
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	638,078	650,382
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	1,432,125	1,481,014
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	2,327,866	2,375,582
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,112,372	1,209,375
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	510,221	554,991
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	267,943	296,530
FHLMC CMO Series 3109 Class ZN, 5.500% Due 02/15/2036	2,681,504	3,035,695
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	73,709	74,208
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	628,225	701,334
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	236,854	274,320
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	893,527	1,013,480
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	95,972	99,329
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	615,734	699,367
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	1,855,576	1,994,055
GNMA II Pool 2658, 6.500% Due 10/20/2028	27,197	32,134

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA II Pool 2945, 7.500% Due 07/20/2030	5,399	$6,110
GNMA II Pool 4187, 5.500% Due 07/20/2038	18,275	19,339
GNMA II Pool 4847, 4.000% Due 11/20/2025	509,764	540,277
GNMA Pool 780400, 7.000% Due 12/15/2025	3,277	3,884
GNMA Pool 780420, 7.500% Due 08/15/2026	1,983	2,358
GNMA Pool 781397, 5.500% Due 02/15/2017	2,369	2,384
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	331,533	343,178
11.0% – Total For Government Agency Obligations – Mortgage Backed Securities		$29,890,828
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	640,640
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,164,100
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,558,457
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,963,125
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,304,500
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,730,696
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,417,969
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,075,843

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	$3,860,520
6.5% – Total For Taxable Municipal Bonds		$17,715,850
Total Fixed Income Securities – Bonds 97.0%		$262,923,039
(Identified Cost $250,359,513)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	4,173,531
Total Preferred Stocks 1.5%		$4,173,531
(Identified Cost $3,888,768)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	7,151,593	7,151,593
Total Cash Equivalents 2.6%		$7,151,593
(Identified Cost $7,151,593)
Total Portfolio Value 101.1%		$274,248,163
(Identified Cost $261,399,874)
Liabilities in Excess of Other Assets -1.1%		$(3,104,040)
Total Net Assets 100%		$271,144,123
**	Variable Rate Security; the rate shown is as of March 31, 2016.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$504,732
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	257,662
Green Ohio GO Unlimited Bond Anticipation Notes, 2.000% Due 06/09/2017	725,000	732,960
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	204,173
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	346,941
Licking County Ohio GO Limited Bond Anticipation Notes, 2.000% Due 05/24/2017	700,000	708,358
Lorain County Ohio GO Limited Bond Anticipation Notes, 1.750% Due 07/06/2016	680,000	680,109
Lorain County Ohio GO Limited Bond Anticipation Notes, 2.250% Due 11/10/2016	195,000	196,113
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	399,086
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	225,131
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	256,174
Sandusky Ohio GO Limited, 3.000% Due 12/01/2017	300,000	310,083
Springboro Ohio GO Limited, 3.000% Due 12/01/2017	150,000	155,020
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2018	420,000	440,454
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	242,953
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	40,000	42,478
Xenia Ohio GO Limited, 2.000% Due 12/01/2017	200,000	203,934
7.9% – Total For General Obligation – City		$5,906,361
Campbell County Kentucky GO Unlimited (XLCA Insured), 4.000% Due 12/01/2016	250,000	250,605
Butler County Ohio General Obligation Limited, 5.000% Due 12/01/2024	160,000	203,042

Municipal Income Securities – Bonds	Face Value	Fair Value
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	$330,928
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	471,663
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	171,802
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	280,951
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	450,450
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	352,359
3.4% – Total For General Obligation – County		$2,511,800
Ohio GO Unlimited, 4.000% Due 05/01/2017	100,000	102,841
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	201,826
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	1,001,105
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	371,402
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	612,865
3.1% – Total For General Obligation – State		$2,290,039
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	997,715
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023*	300,000	329,766
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	156,957
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	294,253
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	375,045

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	$250,000
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	300,000
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	639,228
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	830,000	860,079
Lake County Ohio Community College District GO Unlimited, 2.000% Due 12/01/2018	155,000	158,745
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	202,700
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,170,094
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	115,699
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	157,857
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	337,899
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	226,972
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	164,309
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	277,083
Ohio State Higher Educational Facilities Revenue – University of Dayton, 4.000% Due 12/01/2017	165,000	172,491
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	169,410

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	$152,535
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	133,643
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	313,635
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	396,046
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	503,410
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	787,462
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	420,046
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	291,152
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	346,563
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	265,378
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	558,821
University of Toledo General Receipts Revenue, 5.000% Due 06/01/2017	205,000	212,483
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	350,376
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	1,069,319
17.5% – Total For Higher Education		$13,157,171
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	131,234
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	117,907

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	$343,735
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children’s Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	401,652
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	363,991
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	420,000	494,101
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,130,985
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2027	100,000	124,760
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	558,720
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	386,631
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	193,868
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	475,829
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2018	100,000	106,531
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	563,454
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	150,000	186,405

Municipal Income Securities – Bonds	Face Value	Fair Value
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	$306,048
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	604,455
8.6% – Total For Hospital/Health Bonds		$6,490,306
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	611,235
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	316,503
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	223,310
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	159,030
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	875,017
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	542,305
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	108,196
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	101,454
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	200,252
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	167,371
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	321,723
4.8% – Total For Revenue Bonds – Facility		$3,626,396

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	$254,365
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2017	400,000	421,420
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	416,408
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	146,752
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	12,255
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	306,129
Evansville Indiana Waterworks District Revenue, 5.000% Due 01/01/2022	300,000	357,189
Lima Ohio Sanitary Sewer Revenue, 3.000% Due 12/01/2016	280,000	282,699
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	241,494
Mt. Vernon Ohio Waterworks Revenue, 3.750% Due 12/01/2018	225,000	240,318
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	340,555
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	280,518
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	323,205
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	419,659
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	331,142
5.8% – Total For Revenue Bonds – Water & Sewer		$4,374,108
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 06/03/2019	300,000	300,768
Akron Ohio Income Tax Revenue Commnuity Learning Centers, 5.000% Due 12/01/2028	380,000	458,196
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	296,988

Municipal Income Securities – Bonds	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	$162,129
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 2.000% Due 11/01/2016	220,000	221,052
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	607,110
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	390,000	482,071
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	119,444
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	244,822
Escambia County Florida Pollution Control Revenue, 2.100% Due 4/11/2019	170,000	174,192
Escambia County Florida Solid Waste Disposal Revenue, 1.400% Due 12/01/2017	555,000	558,158
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	116,237
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	802,532
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 09/01/2020	650,000	673,329
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 10/02/2018	400,000	404,540
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	656,052
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	301,612
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	624,780

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	$315,363
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	100,586
Ohio Transportation Project Revenue, 2.000% Due 05/15/2018	155,000	158,424
10.4% – Total For Other Revenue Bonds		$7,778,385
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	518,950
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	327,707
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	124,915
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	324,204
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	304,194
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	124,138
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2016	125,000	125,743
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	468,016
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	190,823
Danville Indiana School Building Corp. First Mortgage Revenue, 4.000% Due 07/15/2017	225,000	232,405
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	616,925
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	487,847
Fairlawn Ohio LSD GO Unlimited (School District Credit Program), 3.000% Due 12/01/2018	170,000	177,720
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	375,342

Municipal Income Securities – Bonds	Face Value	Fair Value
Franklin Indiana Community Middle School Building Corp., 2.000% Due 07/15/2016	150,000	$150,093
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	243,494
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	375,010
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	122,090
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	340,044
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	104,951
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	610,900
Harper Creek Michigan CSD GO Unlimited, 4.000% Due 05/01/2017	220,000	225,810
Harrison Hills Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 11/01/2017	215,000	224,185
Highland Ohio LSD GO Unlimited, 2.000% Due 12/01/2016	120,000	120,698
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	255,358
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,484
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	170,617
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	328,896
Lake County Ohio GO Limited Bond Anticipation Notes, 1.000% Due 3/22/2017	1,000,000	1,002,880
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	259,210
Lake Ohio LSD of Stark County GO Unlimited, 2.000% Due 12/01/2016	150,000	150,873

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	$461,884
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	143,164
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	419,170
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	267,574
Licking Valley Ohio LSD GO Unlimited, 2.000% Due 12/01/2017	200,000	203,876
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	103,502
Mansfield Texas ISD GO Unlimited, 1.750% Due 08/1/2017	400,000	404,380
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	115,000	115,903
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	293,840
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	193,723
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	155,835
Miamisburg Ohio CSD Certificates of Participation, 1.000% Due 12/01/2016	100,000	100,004
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	162,794
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	1,280,334
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	273,493
Newark Ohio CSD GO Unlimited, (School District Credit Program), 4.000% Due 12/01/2026	235,000	277,354

Municipal Income Securities – Bonds	Face Value	Fair Value
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	$156,379
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 2.000% Due 12/01/2016	340,000	342,020
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	124,118
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	185,586
Parchment Michigan SD GO Unlimited, 4.000% Due 05/01/2018	275,000	290,757
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	508,280
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	293,257
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	214,262
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020*	200,000	216,624
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	102,409
South Range Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	125,000	127,660
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	340,733
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	469,975
Sycamore Ohio CSD GO, 4.375% Due 12/01/2018	400,000	406,672
Talawanda Ohio SD GO Limited, 3.000% Due 12/01/2016	120,000	121,220
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	825,726
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	266,832
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	195,464

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	$327,670
West Clermont Ohio LSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2017	300,000	313,620
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	266,808
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	248,870
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	492,973
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	167,656
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	221,798
28.2% – Total For School District		$21,173,721
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,197,719
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2025	600,000	734,124
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	736,332
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	426,192
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	442,991
Ohio Building Authority Revenue (National Re Insured), 5.000% Due 10/01/2016	100,000	101,069
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	242,389
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	190,406

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	$162,983
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	406,805
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	360,846
Ohio Department of Administration Certificates of Participation, 5.000% Due 03/01/2017	200,000	205,710
6.9% – Total For State Agency		$5,207,566
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	275,000	292,790
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	50,000	52,547
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	155,000	160,687
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	220,000	229,607
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	110,000	113,226
1.1% – Total For Housing		$848,857
Total Municipal Income Securities – Bonds 97.7%		$73,364,710
(Identified Cost $69,657,826)

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Cash Equivalents	Shares	Fair Value
Federated Ohio Municipal Cash Trust Money Market Fund**	2,322,335	$2,322,335
Total Cash Equivalents 3.1%		$2,322,335
(Identified Cost $2,322,335)
Total Portfolio Value 100.8%		$75,687,045
(Identified Cost $71,980,161)
Liabilities in Excess of Other Assets -0.8%		$(579,183)
Total Net Assets 100.0%		$75,107,862
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2016, these bonds represented 2.10% of total assets.
**	Variable Rate Security; as of June 30, 2016, the 7 day yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$140,202,247	$44,435,593	$38,527,927
Due to Custodian	—	(121,941)	—
Dividends and Interest Receivable	135,161	37,608	40,094
Securities Sold Receivable	2,936,044	236,080	619,782
Fund Shares Sold Receivable	10,300	400	1,929
Total Assets	$143,283,752	$44,587,740	$39,189,732
Liabilities:
Accrued Management Fees	$113,842	$36,908	$31,920
Securities Purchased Payable	2,539,828	—	185,444
Fund Shares Redeemed Payable	58,172	6,483	12,495
Total Liabilities	$2,711,842	$43,391	$229,859
Net Assets	$140,571,910	$44,544,349	$38,959,873
Net Assets Consist of:
Paid in Capital	$120,165,367	$36,997,094	$33,062,709
Accumulated Undistributed Net Investment Income	1,138,342	154,196	113,645
Accumulated Net Realized Gain (Loss) from Security Transactions	2,398,365	(45,309)	630,979
Net Unrealized Gain on Investments	16,869,836	7,438,368	5,152,540
Net Assets	$140,571,910	$44,544,349	$38,959,873
Shares Outstanding (Unlimited Amount Authorized)	6,665,596	1,630,956	1,067,328
Offering, Redemption and Net Asset Value Per Share	$21.09	$27.31	$36.50
*Identified Cost of Investment Securities	$123,332,411	$36,997,225	$33,375,387

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Assets and Liabilities – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$11,144,201	$13,051,281	$274,248,163	$75,687,045
Due to Custodian	—	(59,081)	—	—
Dividends and Interest Receivable	31,631	82,421	2,070,197	562,398
Securities Sold Receivable	—	654	8,210	—
Fund Shares Sold Receivable	25	3,076	74,718	—
Total Assets	$11,175,857	$13,078,351	$276,401,288	$76,249,443
Liabilities:
Accrued Management Fees	$8,772	$10,917	$187,837	$39,903
Securities Purchased Payable	—	—	5,000,461	1,101,678
Fund Shares Redeemed Payable	—	3,723	68,867	—
Total Liabilities	$8,772	$14,640	$5,257,165	$1,141,581
Net Assets	$11,167,085	$13,063,711	$271,144,123	$75,107,862
Net Assets Consist of:
Paid in Capital	$5,362,545	$12,454,321	$256,619,846	$71,394,620
Accumulated Undistributed Net Investment Income (Loss)	14,080	68,346	(89,293)	4,400
Accumulated Net Realized (Loss) from Security Transactions	116,482	(226,065)	1,765,281	1,958
Net Unrealized Gain on Investments	5,673,978	767,109	12,848,289	3,706,884
Net Assets	$11,167,085	$13,063,711	$271,144,123	$75,107,862
Shares Outstanding (Unlimited Amount Authorized)	673,027	597,993	15,623,252	4,247,239
Offering, Redemption and Net Asset Value Per Share	$16.59	$21.85	$17.36	$17.68
*Identified Cost of Investment Securities	$5,470,223	$12,284,172	$261,399,874	$71,980,161

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Period Ended 6/30/2016	Period Ended 6/30/2016	Period Ended 6/30/2016
Investment Income:
Interest	$5,908	$1,825	$870
Dividends	1,867,853	331,804	299,867
Foreign withholding taxes on Dividends	(70,828)	(14,162)	—
Total Investment Income	$1,802,933	$319,467	$300,737
Expenses:
Management Fee	$664,591	$223,854	$187,093
Net Expenses	$664,591	$223,854	$187,093
Net Investment Income	$1,138,342	$95,613	$113,644
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$2,523,813	$519,531	$503,708
Net Change in Unrealized Gain/(Loss) on Investments	4,123,669	(451,262)	916,533
Net Gain/(Loss) on Investments	$6,647,482	$68,269	$1,420,241
Net Change in Net Assets from Operations	$7,785,824	$163,882	$1,533,885

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Operations – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Period Ended 6/30/2016	Period Ended 6/30/2016	Period Ended 6/30/2016	Period Ended 6/30/2016
Investment Income:
Interest	$156	$268	$3,347,518	$897,364
Dividends	185,960	277,849	104,680	124
Foreign withholding taxes on Dividends	—	(37,104)	—	—
Total Investment Income	$186,116	$241,013	$3,452,198	$897,488
Expenses:
Management Fee	50,898	$63,790	$1,085,577	$228,042
Net Expenses	$50,898	$63,790	$1,085,577	$228,042
Net Investment Income	$135,218	$177,223	$2,366,621	$669,446
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$120,470	$(78,650)	$1,856,731	$1,958
Net Change in Unrealized Gain (Loss) on Investments	933,630	(205,840)	9,420,702	1,291,788
Net Gain/(Loss) on Investments	$1,054,100	$(284,490)	$11,277,433	$1,293,746
Net Change in Net Assets from Operations	$1,189,318	$(107,267)	$13,644,054	$1,963,192

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015
Operations:
Net Investment Income	$1,138,342	$2,372,421	$95,613	$231,140	$113,644	$174,824
Net Realized Gain (Loss) from Security Transactions	2,523,813	3,960,667	519,531	3,363,484	503,708	3,279,753
Net Change in Unrealized Gain (Loss) on Investments	4,123,669	(16,007,013)	(451,262)	(6,411,672)	916,533	(4,354,527)
Net Change in Net Assets from Operations	$7,785,824	$(9,673,925)	$163,882	$(2,817,048)	$1,533,885	$(899,950)
Distributions to Shareholders:
Net Investment Income	$—	$(2,377,158)	$—	$(172,557)	$—	$(197,466)
Net Realized Gain from Security Transactions	0	(7,125,688)	—	(2,794,295)	—	(3,129,840)
Net Change in Net Assets from Distributions	$—	$(9,502,846)	$—	$(2,966,852)	$—	$(3,327,306)
Capital Share Transactions:
Proceeds From Sale of Shares	$8,267,221	$12,518,846	$1,193,884	$3,972,082	$1,616,548	$1,857,598
Shares Issued on Reinvestment of Distributions	—	9,320,514	—	2,961,925	—	3,312,682
Cost of Shares Redeemed	(7,675,601)	(20,599,274)	(3,487,888)	(7,817,408)	(1,965,367)	(8,048,976)
Net Change in Net Assets from Capital Share Transactions	$591,620	$1,240,086	$(2,294,004)	$(883,401)	$(348,819)	$(2,878,696)
Net Change in Net Assets	$8,377,444	$(17,936,685)	$(2,130,122)	$(6,667,301)	$1,185,066	$(7,105,952)
Net Assets at Beginning of Year	$132,194,466	$150,131,151	$46,674,471	$53,341,772	$37,774,807	$44,880,759
Net Assets at End of Year	$140,571,910	$132,194,466	$44,544,349	$46,674,471	$38,959,873	$37,774,807
Including accumulated net investment income (loss) of	$1,138,342	$—	$154,196	$58,583	$113,645	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2016

Statements of Changes in Net Assets – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015
Operations:
Net Investment Income	$135,218	$157,525	$177,223	$351,532	$2,366,621	$4,420,480	$669,446	$1,249,855
Net Realized Gain (Loss) from Security Transactions	120,470	598,065	(78,650)	165,310	1,856,731	2,375,247	1,958	77,983
Net Change in Unrealized Gain (Loss) on Investments	933,630	(490,068)	(205,840)	(1,752,796)	9,420,702	(6,008,112)	1,291,788	177,782
Net Change in Net Assets from Operations	$1,189,318	$265,522	$(107,267)	$(1,235,954)	$13,644,054	$787,615	$1,963,192	$1,505,620
Distributions to Shareholders:
Net Investment Income	$(134,801)	$(241,860)	$—	$(398,118)	$(2,455,914)	$(4,888,116)	$(665,046)	$(1,249,855)
Return of Capital	—	—	—	—	—	—	$—	(9,347)
Net Realized Gain from Security Transactions	—	(504,166)	—	—	—	(1,763,820)	—	(81,196)
Net Change in Net Assets from Distributions	$(134,801)	$(746,026)	$—	$(398,118)	$(2,455,914)	$(6,651,936)	$(665,046)	$(1,340,398)
Capital Share Transactions:
Proceeds From Sale of Shares	$97,099	$460,068	$862,987	$2,402,454	$26,799,637	$45,224,292	$10,882,446	$12,961,285
Shares Issued on Reinvestment of Distributions	134,510	665,030	—	393,097	2,396,978	4,360,311	642,014	636,679
Cost of Shares Redeemed	(226,029)	(1,622,116)	(783,181)	(6,298,143)	(13,483,844)	(25,617,310)	(4,229,276)	(6,224,838)
Net Change in Net Assets from Capital Share Transactions	$5,580	$(497,018)	$79,806	$(3,502,592)	$15,712,771	$23,967,293	$7,295,184	$7,373,126
Net Change in Net Assets	$1,060,097	$(977,522)	$(27,461)	$(5,136,664)	$26,900,911	$18,102,972	$8,593,330	$7,538,348
Net Assets at Beginning of Year	$10,106,988	$11,084,510	$13,091,172	$18,227,836	$244,243,212	$226,140,240	$66,514,532	$58,976,184
Net Assets at End of Year	$11,167,085	$10,106,988	$13,063,711	$13,091,172	$271,144,123	$244,243,212	$75,107,862	$66,514,532
Including accumulated net investment income (loss) of	$14,080	$13,662	$68,346	$(108,877)	$(89,293)	$—	$4,400	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$19.92		$22.93	$23.11	$19.00	$17.33	$17.14
Operations:
Net Investment Income	0.17		0.38	0.30	0.27	0.29	0.25
Net Gains (Losses) on Securities (Realized & Unrealized)	1.00		(1.87)	1.51	5.63	2.38	0.19
Total Operations	$1.17		$(1.49)	$1.81	$5.90	$2.67	$0.44
Distributions:
Net Investment Income	—		(0.38)	(0.30)	(0.27)	(0.30)	(0.25)
Net Realized Capital Gains	—		(1.14)	(1.69)	$(1.52)	(0.70)	—
Total Distributions	$—		$(1.52)	$(1.99)	$(1.79)	$(1.00)	$(0.25)
Net Asset Value End of Period	$21.09		$19.92	$22.93	$23.11	$19.00	$17.33
Total Return(a)	5.87	%(b)	(6.56)%	7.73%	31.09%	15.48%	2.59%
Net Assets, End of Period (Millions)	$140.57		$132.19	$150.13	$131.14	$90.12	$69.50
Ratios(c)
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.72	%(c)	1.62%	1.28%	1.27%	1.61%	1.58%
Portfolio Turnover Rate	12.74	%(b)	39.41%	27.89%	34.31%	35.15%	53.70%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$27.21		$30.77	$30.66	$24.43	$21.70	$22.51
Operations:
Net Investment Income	0.06		0.14	0.07	0.16	0.16	0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	0.04		(1.86)	3.56	7.53	2.73	(0.79)
Total Operations	$0.10		$(1.72)	$3.63	$7.69	$2.89	$(0.67)
Distributions:
Net Investment Income	—		(0.11)	(0.07)	(0.16)	(0.16)	(0.14)
Net Realized Capital Gains	—		(1.73)	(3.45)	(1.30)	—	—
Total Distributions	$—		$(1.84)	$(3.52)	$(1.46)	$(0.16)	$(0.14)
Net Asset Value End of Period	$27.31		$27.21	$30.77	$30.66	$24.43	$21.70
Total Return(a)	0.37	%(b)	(5.65)%	11.75%	31.50%	13.33%	(2.97)%
Net Assets, End of Period (Millions)	$44.54		$46.67	$53.34	$53.25	$45.02	$51.13
Ratios
Ratio of Expenses to Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.43	%(c)	0.45%	0.20%	0.52%	0.58%	0.73%
Portfolio Turnover Rate	27.79	%(b)	31.83%	31.74%	41.17%	49.03%	68.21%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$35.08		$39.35	$42.14	$31.69	$27.64	$30.74
Operations:
Net Investment Income	0.11		0.18	0.08	0.12	0.48	—
Net Gains (Losses) on Securities (Realized & Unrealized)	1.31		(1.08)	1.80	13.33	4.08	(3.08)
Total Operations	$1.42		$(0.90)	$1.88	$13.45	$4.56	$(3.08)
Distributions:
Net Investment Income	—		(0.20)	(0.11)	(0.17)	(0.51)	—
Return of Capital	—		—	—	—	—	(0.02)
Net Realized Capital Gains	—		(3.17)	(4.56)	(2.83)	—	—
Total Distributions	$—		$(3.37)	$(4.67)	$(3.00)	$(0.51)	$(0.02)
Net Asset Value End of Period	$36.50		$35.08	$39.35	$42.14	$31.69	$27.64
Total Return(a)	4.05	%(b)	(2.39)%	4.37%	42.51%	16.54%	(10.03)%
Net Assets, End of Period (Millions)	$38.96		$37.77	$44.88	$44.38	$32.61	$32.94
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.61	%(c)	0.40%	0.19%	0.30%	1.49%	0.01%
Portfolio Turnover Rate	19.66	%(b)	35.17%	38.37%	72.36%	97.80%	94.32%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.03		$15.76	$13.20	$14.05	$13.32	$12.54
Operations:
Net Investment Income	0.20		0.21	0.26	0.29	0.21	0.32
Net Gains (Losses) on Securities (Realized & Unrealized)**	1.56		0.21	3.54	(0.11)	1.81	0.71
Total Operations	$1.76		$0.42	$3.80	$0.18	$2.02	$1.03
Distributions:
Net Investment Income	(0.20)		(0.36)	(0.39)	(0.29)	(0.24)	(0.25)
Net Realized Capital Gains	—		(0.79)	(0.85)	(0.74)	(1.05)	—
Total Distributions	$(0.20)		$(1.15)	$(1.24)	$(1.03)	$(1.29)	$(0.25)
Net Asset Value End of Period	$16.59		$15.03	$15.76	$13.20	$14.05	$13.32
Total Return(a)	11.77	%(b)	2.75%	28.92%	1.19%	15.28%	8.25%
Net Assets, End of Period (Millions)	$11.17		$10.11	$11.08	$10.14	$11.04	$9.59
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	2.66	%(c)	1.51%	1.57%	1.43%	1.34%	1.10%
Portfolio Turnover Rate	3.04	%(b)	2.28%	1.04%	9.97%	25.78%	3.19%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$22.01		$24.23	$25.07	$22.23	$19.44	$23.50
Operations:
Net Investment Income (Loss)	0.30		0.57	0.54	0.39	0.44	0.46
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.46)		(2.11)	(0.83)	2.90	2.82	(3.90)
Total Operations	$(0.16)		$(1.54)	$(0.29)	$3.29	$3.26	$(3.44)
Distributions:
Net Investment Income	—		(0.68)	(0.55)	(0.45)	(0.47)	(0.44)
Return of Capital	—		—	—	—	—	(0.01)
Net Realized Capital Gains	—		—	—	—	—	(0.17)
Total Distributions	$—		$(0.68)	$(0.55)	$(0.45)	$(0.47)	$(0.62)
Net Asset Value End of Period	$21.85		$22.01	$24.23	$25.07	$22.23	$19.44
Total Return(a)	(0.73	)%(b)	(6.38)%	(1.16)%	14.81%	16.80%	(14.61)%
Net Assets, End of Period (Millions)	$13.06		$13.09	$18.23	$16.74	$13.83	$11.09
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.19%	1.40%	1.40%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	2.79	%(d)	1.85%	2.20%	1.51%	1.77%	1.67%
Average Net Assets after Waiver	2.79	%(d)	1.85%	2.20%	1.70%	2.17%	2.07%
Portfolio Turnover Rate	1.64	%(b)	20.49%	10.25%	5.23%	7.15%	24.16%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$16.61		$17.03	$16.47	$17.37	$17.34	$16.89
Operations:
Net Investment Income	0.15		0.32	0.35	0.35	0.43	0.55
Net Gains on Securities (Realized & Unrealized)	0.76		(0.27)	0.71	(0.76)	0.32	0.64
Total Operations	$0.91		$0.05	$1.06	$(0.41)	$0.75	$1.19
Distributions:
Net Investment Income	(0.16)		(0.35)	(0.39)	(0.41)	(0.48)	(0.56)
Return of Capital	—		—	—	—	—	0.00 (a)
Net Realized Capital Gains	—		(0.12)	(0.11)	(0.08)	(0.24)	(0.18)
Total Distributions	$(0.16)		$(0.47)	$(0.50)	$(0.49)	$(0.72)	$(0.74)
Net Asset Value End of Period	$17.36		$16.61	$17.03	$16.47	$17.37	$17.34
Total Return(b)	5.49	%(c)	0.32%	6.48%	(2.36)%	4.37%	7.12%
Net Assets, End of Period (Millions)	$271.14		$244.24	$226.14	$224.67	$205.14	$192.47
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.85	%(e)	0.85%	0.85%	0.92%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.86	%(e)	1.90%	2.08%	2.00%	2.30%	3.03%
Average Net Assets after Waiver	1.86	%(e)	1.90%	2.08%	2.07%	2.45%	3.18%
Portfolio Turnover Rate	29.66	%(c)	37.09%	27.79%	48.53%	36.11%	34.41%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$17.36		$17.32	$16.83	$17.49	$17.35	$16.56
Operations:
Net Investment Income	0.16		0.34	0.37	0.38	0.45	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	0.32		0.06	0.53	(0.64)	0.18	0.80
Total Operations	$0.48		$0.40	$0.90	$(0.26)	$0.63	$1.25
Distributions:
Net Investment Income	(0.16)		(0.34)	(0.38)	(0.38)	(0.45)	(0.46)
Return of Capital	—		0.00 (a)	—	—	—	0.00 (a)
Net Realized Capital Gains	—		(0.02)	(0.03)	(0.02)	(0.04)	—
Total Distributions	$(0.16)		$(0.36)	$(0.41)	$(0.40)	$(0.49)	$(0.46)
Net Asset Value End of Period	$17.68		$17.36	$17.32	$16.83	$17.49	$17.35
Total Return(b)	2.77	%(c)	2.34%	5.41%	(1.52)%	3.67%	7.62%
Net Assets, End of Period (Millions)	$75.11		$66.51	$58.98	$56.29	$43.79	$39.06
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.65	%(e)	0.65%	0.65%	0.81%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.91	%(e)	1.98%	2.19%	2.10%	2.23%	2.35%
Average Net Assets after Waiver	1.91	%(e)	1.98%	2.19%	2.26%	2.58%	2.70%
Portfolio Turnover Rate	3.26	%(c)	13.31%	18.24%	8.96%	13.79%	5.49%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Opportunity Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

2)    Significant Accounting Policies, continued

provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

3)    Security Valuation and Transactions, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2016:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$132,659,296	$—	$—	$132,659,296
Money Market Fund	7,542,951	—	—	7,542,951
Total	$140,202,247	$—	$—	$140,202,247

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

3)    Security Valuation and Transactions, continued

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$44,435,593	$—	$—	$44,435,593
Total	$44,435,593	$—	$—	$44,435,593

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$37,792,352	$—	$—	$37,792,352
Real Estate Investment Trusts	618,240	—	—	618,240
Money Market Fund	117,335	—	—	117,335
Total	$38,527,927	$—	$—	$38,527,927

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts*	$11,074,693	$—	$—	$11,074,693
Money Market Fund	69,508	—	—	69,508
Total	$11,144,201	$—	$—	$11,144,201

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,051,281	$—	$—	$13,051,281
Total	$13,051,281	$—	$—	$13,051,281

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$149,059,246	$—	$149,059,246
U.S. Government Treasury Obligations	—	45,115,601	—	45,115,601
U.S. Government Agency Obligations	—	21,141,514	—	21,141,514
U.S. Government Agency Obligations – Mortgage-Backed	—	29,890,828	—	29,890,828
Taxable Municipal Bonds	—	17,715,850	—	17,715,850
Preferred Stocks	4,173,531	—	—	4,173,531
Money Market Fund	7,151,593	—	—	7,151,593
Total	$11,325,124	$262,923,039	$—	$274,248,163

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$73,364,710	$—	$73,364,710
Money Market Fund	2,322,335	—	—	2,322,335
Total	$2,322,335	$73,364,710	$—	$75,687,045

*	See Schedule of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six month period ended June 30, 2016, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during six month period ended June 30, 2016.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2016, as indicated below.

Fund	Fee	Management Fee	Payable as of June 30, 2016
Equity Income Fund	1.00%	$664,591	$113,842
Growth Fund	1.00%	223,854	36,908
Opportunity Fund	1.00%	187,093	31,920
Realty Fund	1.00%	50,898	8,772
International Fund	1.00%	63,790	10,917
Fixed Income Fund	0.85%	1,085,577	187,837
Municipal Income Fund	0.65%	228,042	39,903

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $40,000 for the year ended December 31, 2015, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2016, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	61.60%	International Fund	30.99%
Growth Fund	29.69%	Fixed Income Fund	84.10%
Opportunity Fund	60.57%	Municipal Income Fund	94.87%
Realty Fund	73.12%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Fund accounting services are provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

6)    Purchases and Sales of Securities

From January 1, 2016 through June 30, 2016, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$16,453,951	$22,048,544	$—	$—
Johnson Growth Fund	12,153,786	13,386,751	—	—
Johnson Opportunity Fund	7,297,636	7,893,802	—	—
Johnson Realty Fund	477,847	308,192	—	—
Johnson International Fund	538,184	208,160	—	—
Johnson Fixed Income Fund	67,860,983	51,202,576	21,662,281	23,052,012
Johnson Municipal Income Fund	7,692,860	2,140,000	—	—

7)    Capital Share Transactions

As of June 30, 2016, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Shares Sold to Investors	Shares Issued on Reinvestment of Dividends	Subtotal	Shares Redeemed	Net Change	Shares Outstanding:
						Beginning of Period	End of Period
Equity Income Fund
1/1/16 to 6/30/16	408,361	—	408,361	(377,431)	30,930	6,634,666	6,665,596
1/1/15 to 12/31/15	558,144	463,266	1,021,410	(934,006)	87,404	6,547,262	6,634,666
Growth Fund
1/1/16 to 6/30/16	45,106	—	45,106	(129,441)	(84,335)	1,715,291	1,630,956
1/1/15 to 12/31/15	130,872	107,800	238,672	(256,868)	(18,196)	1,733,487	1,715,291
Opportunity Fund
1/1/16 to 6/30/16	45,717	—	45,717	(55,243)	(9,526)	1,076,854	1,067,328
1/1/15 to 12/31/15	46,475	93,315	139,790	(203,517)	(63,727)	1,140,581	1,076,854
Realty Fund
1/1/16 to 6/30/16	6,406	8,453	14,859	(14,353)	506	672,521	673,027
1/1/15 to 12/31/15	28,976	43,960	72,936	(103,874)	(30,938)	703,459	672,521
International Fund
1/1/16 to 6/30/16	40,529	—	40,529	(37,351)	3,178	594,815	597,993
1/1/15 to 12/31/15	99,392	17,723	117,115	(274,627)	(157,512)	752,327	594,815
Fixed Income Fund
1/1/16 to 6/30/16	1,573,711	139,459	1,713,170	(790,846)	922,324	14,700,928	15,623,252
1/1/15 to 12/31/15	2,666,913	261,306	2,928,219	(1,507,719)	1,420,500	13,280,428	14,700,928
Municipal Income Fund
1/1/16 to 6/30/16	619,413	36,508	655,921	(240,802)	415,119	3,832,120	4,247,239
1/1/15 to 12/31/15	748,400	36,727	785,127	(358,858)	426,269	3,405,851	3,832,120

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

8)    Security Transactions

As of June 30, 2016, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$123,332,411	$23,355,382	$(6,485,546)	$16,869,836
Johnson Growth Fund	36,997,225	9,522,761	(2,084,393)	7,438,368
Johnson Opportunity Fund	33,375,387	6,869,861	(1,717,321)	5,152,540
Johnson Realty Fund	5,470,223	5,776,233	(102,255)	5,673,978
Johnson International Fund	12,284,172	2,381,812	(1,614,703)	767,109
Johnson Fixed Income Fund	261,399,874	12,906,389	(58,100)	12,848,289
Johnson Municipal Income Fund	71,980,161	3,725,724	(18,840)	3,706,884

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income		Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2015	2,377,158		7,117,769	7,919	—	9,502,846
	2016	—		—	—	—	—
Johnson Growth Fund	2015	172,557		2,794,295	—	—	2,966,852
	2016	—		—	—	—	—
Johnson Opportunity Fund	2015	197,466		3,129,840	—	—	3,327,306
	2016	—		—	—	—	—
Johnson Realty Fund	2015	146,957		599,069	—	—	746,026
	2016	134,801		—	—	—	134,801
Johnson International Fund	2015	398,118		—	—	—	398,118
	2016	—		—	—	—	—
Johnson Fixed Income Fund	2015	4,888,116		1,741,116	22,704	—	6,651,936
	2016	2,455,914		—	—	—	2,455,914
Johnson Municipal Income Fund	2015	1,257,015	**	80,170	3,213	—	1,340,398
	2016	665,046	**	—	—	—	665,046

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.
**	Tax Exempt Income

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2015, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016		Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$566,469	*			$566,469
Johnson International Fund				147,131	147,131

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2015, the Johnson Growth Fund utilized prior year capital loss carryovers of $566,469.

As of December 31, 2015, the International Fund deferred late year net investment losses in the amount of $9,091, and the Equity Income Fund deferred $49,282 of post-October capital losses.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis	Post-October/ Late Year Net Investment Losses
Johnson Equity Income Fund	$—	$—	$33,870	$12,636,131	$12,620,719	$(49,282)
Johnson Growth Fund	58,583	(566,469)	28,799	7,862,460	7,383,373
Johnson Opportunity Fund	—	—	127,271	4,236,008	4,369,279
Johnson Realty Fund	13,662	—	—	4,736,360	4,750,022
Johnson International Fund	—	(147,137)	—	872,885	716,657	(9,091)
Johnson Fixed Income Fund	87,928	—	—	3,248,209	3,336,137
Johnson Municipal Income Fund	—	—	—	2,415,095	2,415,095

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2015 and held through June 30, 2016.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2015	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 – June 30, 2016
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,058.70	$5.10
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,003.70	$4.97
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,040.50	$5.06
Hypothetical Return	$1,000.00	$1019.84	$5.01
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,117.70	$5.25
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$992.70	$4.94
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,054.90	$4.33
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,013.85	$3.27
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 18, 2016, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor, Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2016, profitability of the Funds to the Adviser and economies of scale.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2016. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

As to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the portfolio management and other services being provided to the Funds by the Adviser and its responsiveness to Board requests. They noted that the fund performance watchlist was helpful in tracking the performance of the Funds, especially those that may be underperforming. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s Chief Compliance Officer. Additionally, the Trustees considered the absence of any litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and discussed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and 3-year periods but had recently significantly outperformed the Index for the first quarter of 2016. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods. With respect to the Opportunity Fund, the Trustees considered that the Fund had outperformed the Russell 2500 Index for the year to date, 1-year and 3-year periods, and underperformed the benchmark for the 5-year period. The Board next discussed the performance of the Realty Fund, noting that it had outperformed its benchmark for the 1-year period and slightly underperformed its Peer Group average and benchmark for the 3-year and 5-year periods. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods except for the 3-year period where it had outperformed. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund had slightly underperformed its benchmark 1, 3 and 5-year periods but that it had recently performed well in 2016. The Trustees recognized that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the year to date 2016 and 3-year and 5-year periods. After discussion, the Trustees indicated that it was consensus that none of the Funds had unreasonable performance.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees then reviewed each of the Institutional Funds individually. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index for the year to date 2016 period as well as for the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for the year to date period and for the 3 and 5 year periods but had underperformed slightly for the 1 year period. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index for the year to date 2016 period, and for the 1, 3, 5 and 10-year periods. The Board also noted the Core Bond Fund’s overall 5 star rating from Morningstar. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the year to date 2016, 1, 3 and 5-year periods and that it also maintained an overall 5-star rating from Morningstar. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2015 by the Funds. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. The Board agreed that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just above the mean. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed with the representatives of the Adviser the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds. The Trustees and representatives from the Adviser again agreed to explore the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints or additional fee reductions are necessary at this time. After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2016 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Interested Trustee
Timothy E. Johnson (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (73) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984.	11	None
John R. Green (73) 3777 West Fork Rd. Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company.	11	None
James J. Berrens (50) 3777 West Fork Rd Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health Services.	11	None
Dr. Jeri B. Ricketts (58) 3777 West Fork Rd. Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Officers
Jason O. Jackman (45) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (57) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser.	N/A	N/A
Marc E. Figgins (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser.	NA	NA
Jennifer J. Kelhoffer (44) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006.	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual
Report

June 30, 2016

(Unaudited)

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100   (800) 541-0170   fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

August 2016

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2016 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2016 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Britain’s vote to leave the European Union shocked the world in late June, but the stock market declines that resulted were short-lived. Stocks rebounded around the world as investors judged the initial response to the vote to be an overreaction. The S&P 500 Index, NASDAQ Composite, and the Dow Jones Industrial Average all have reached record highs this year. Bonds have also enjoyed a strong year thus far. Economic data, currency movements, investor interest in safer assets, and central bank activity have all placed downward pressure on interest rates both in the U.S. and overseas. Incredibly, roughly one-third of developed country government bonds now trade at negative yields, representing approximately $11 trillion worth of debt.

These astounding figures are evidence of the efforts of central banks to stimulate a weak global economy. In addition to low-interest-rate policies, central banks are also involved in quantitative easing, which has now become commonplace. In Japan and Europe, some are even advocating the implementation of “helicopter money.” This term was popularized by former Federal Reserve (Fed) chairman Ben Bernanke and refers to an aggressive method of stimulus in which the central bank “drops money from the sky.” More specifically, central banks would directly provide the government with money that the government could spend on infrastructure or use to fill the budget gap resulting from tax cuts. A potential shift is on the horizon in the U.S., however, as the Fed is expected to begin to tighten policy. The Fed has indicated it might raise rates in 2016, but the market places a low probability on that occurring. Still, it’s clear that the U.S. economy is in better shape than much of the rest of the world.

The preliminary 2nd quarter GDP number was a weak 1.2%, but economists generally expect U.S. GDP growth to remain in the 2-3% range. Meanwhile, GDP growth remains close to zero in both Europe and Japan. The U.S. has benefitted from ultra-low interest rates, which have boosted consumer spending and housing markets. Energy prices have remained lower, and wages have continued to rise along with household net worth. The economy is nearing full employment, and record-highs in the stock market have also boosted confidence.

Despite these positives, international (and some domestic) developments have instilled some doubts. Weak growth abroad, the Brexit vote, elections in various countries, populist backlash against globalization and trade, terrorism, a strong dollar, high debt levels, and the prospect of Fed tightening have all contributed to these doubts.

In the U.S., the two major political parties’ presidential candidates have been officially confirmed, but the twists and turns of this bizarre campaign continue. We are often asked about the impact of the election on the markets. Election season always stirs up fears, doubts, uncertainty, and hopes in the minds of the people, leading many to wonder how it will affect their investments. Politics can influence the markets in the short run, but in the long run the economy and corporate earnings are what drive returns. One of the strengths of the American system is the limits that have been placed on government power. These checks and balances have allowed our economy to operate with much more autonomy than most others around the world and throughout history. In addition, markets have often benefited from periods of “divided government” when one party controls the White House and the other controls Congress. There is heated debate about whether the government should be more involved or less involved than it is now, but the fact remains that this system has allowed for incredible economic progress for more than two centuries.

Adding to the uncertainty created by election season, investors are confronted with frequent news of terrorism, violence, military coups, and war. The human suffering around the world is tragic and heartbreaking to watch. Understandably, these events are unsettling for many of us. The significance of these tragedies is much greater than the effect on the financial markets. That being said, the discouraging news that we see on a daily basis can cause some to take an overly pessimistic view when it comes to investing. But just as with election season, successful investing requires a focus on what ultimately drives returns over the long run. Sadly, violence and turmoil of this kind is nothing new, and these events are a reality that investors will confront long into the future. So while we hope for better days, it is critical to stay focused on the disciplines that have led to investing success over time, amid all kinds of turmoil.

1

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Recent market behavior is a reminder that volatility is a normal part of investing, and times like these test investors’ discipline. On average, stocks experience three drops of 5% and one 10% drop every 12 months. These create opportunities for patient and disciplined investors and serve as a reminder of the value of diversification.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.96% during the first half of 2016, compared to a 1.65% return for the Bank of America/Merrill Lynch 1–3 Year US Corporate & Government Index. Global economic uncertainty pushed interest rates lower across the globe, despite the Fed’s insistence that it will continue to tighten its benchmark policy rate.

Bond yields fell during the first half of the year, particularly among longer maturity securities, resulting in a flattening of the yield curve and leading to the Fund’s positive total return. The Fund’s maturity composition aided performance relative to the benchmark as yields on the Fund’s longer-dated holdings fell the most as the curve flattened. While the benchmark is comprised solely of 1–3 year maturities, the Fund is constructed with a more diverse maturity profile, including maturities beyond 3 years.

Credit spreads began the year at relatively wide levels, as fear of energy-related defaults spread throughout the credit market. Spreads continued to widen early in the year, peaking in mid-February. As the price of oil stabilized, however, credit spreads tightened rapidly, leading to positive excess returns for credit year-to-date. Sector performance was uneven, with financials tightening less than industrials and utilities and energy-related industrial credits recovering most of their prior losses. Throughout the first half of the year, low-quality credits outperformed high quality credits. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high-quality credits with lower spread volatility tempered returns. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 2% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the U.S. has been stable, but pockets of weakness remain. A strong U.S. Dollar and global economic uncertainty have held back manufacturing, but the consumer continues to maintain solid momentum. Steadily rising wages and solid employment gains should support this trend. Continued improvement of global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and has added securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations extremely low due to the decline in oil, the Fund has maintained a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on short duration bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2016
	Short Duration Bond Fund	Merrill Lynch 1–3 Year Gov’t/Corp Index
Six Month	1.96%	1.65%
One Year	1.98%	1.58%
Five Years	1.52%	1.15%
Ten Years	3.30%	2.80%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1–3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1–3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – June 30, 2016 Unaudited

The JIC Institutional Intermediate Bond Fund provided a total return of 4.47% during the first half of 2016, compared to a 4.07% return for the Barclay’s Capital Intermediate Government Credit Index. Global economic uncertainty pushed interest rates lower across the globe, despite the Fed’s insistence that it will continue to tighten its benchmark policy rate.

Bond yields began the year at somewhat low levels, and the Fund maintained a modestly shorter duration than the benchmark as a result. The short end of the yield curve remained anchored by the Fed’s policy action last year, while longer rates fell rapidly as a result of global economic uncertainty and strong flows into domestic bond markets. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the funds relative performance versus its benchmark.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults spread throughout the credit market. Spreads continued to widen earlier this year, peaking out in mid-February. As the price of oil stabilized, however, credit spreads tightened rapidly, leading to positive excess returns for credit year to date. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered most of their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the U.S. has been stable, but pockets of weakness remain. A strong U.S. Dollar and global economic uncertainty have held back manufacturing, but the consumer continues to maintain solid momentum. Steadily rising wages and solid employment gains should support this trend. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to higher rates. With inflation expectations extremely low due to the decline in oil, the Fund has maintained a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2016
	Intermediate Bond Fund	Barclays Intermediate Government Credit Index
Six Month	4.47%	4.07%
One Year	4.83%	4.33%
Five Years	3.30%	2.90%
Ten Years	4.96%	4.48%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – June 30, 2016 Unaudited

The Johnson Institutional Core Bond Fund provided a total return of 5.88% during the first half of 2016, compared to a 5.31% return for the Barclay’s Capital Aggregate Index. Global economic uncertainty pushed interest rates lower across the globe, despite the Fed’s insistence that it will continue to tighten its benchmark policy rate.

Bond yields began the year at somewhat low levels, and the Fund maintained a modestly shorter duration than the benchmark as a result. The short end of the yield curve remained anchored by the Fed’s policy action last year, while longer rates fell rapidly as a result of global economic uncertainty and strong flows into domestic bond markets. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the funds relative performance versus its benchmark.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults spread throughout the credit market. Spreads continued to widen earlier this year, peaking out in mid-February. As the price of oil stabilized, however, credit spreads tightened rapidly, leading to positive excess returns for credit year to date. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered most of their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the U.S. has been stable, but pockets of weakness remain. A strong U.S. Dollar and global economic uncertainty have held back manufacturing, but the consumer continues to maintain solid momentum. Steadily rising wages and solid employment gains should support this trend. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to higher rates. With inflation expectations extremely low due to the decline in oil, the Fund has maintained a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2016
	Core Bond Fund	Barclays Capital Aggregate Index
Six Month	5.88%	5.31%
One Year	6.49%	6.00%
Five Years	4.45%	3.76%
Ten Years	5.97%	5.13%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2016 Unaudited

The total return for the Johnson Enhanced Return Fund for the first six months of 2016 was 5.26% compared to 3.84% for the Standard & Poors 500 Index (S&P 500). The outperformance continues to be driven by effective management of the bond portion of the portfolio compared to the cost of carry in the futures contracts.

Stocks have been volatile during 2016, experiencing a correction of more than 10% in January before rallying to more than recover those declines. A surprising vote by the British electorate to exit the European Union (EU) caused a sharp pullback in late June, but it proved to be short-lived as monetary authorities around the globe continue with their aggressive policies. Brexit is causing a good deal of uncertainty about its potential impact on growth and investment and whether it will lead to a domino effect of other countries questioning their EU membership. But, uncertainty always leads to volatility, and often to opportunity. Such market shocks can often lead to higher equity prices, not lower, with an average return of 13.4% one year after the event. Whether that happens here is yet to be determined, but it will clearly lead to further monetary easing around the globe, including yet another deferment of Fed rate hikes.

Bond yields were as volatile as stocks during the first half of the year, but ended the period well below beginning of the year levels as the Fed continues to keep a lid on rates. Yields on securities longer than 10 years in maturity are again near their historic lows. Short term rates that have a direct impact on the performance of the Fund fell to their lowest levels in more than a year. Credit spreads have also been volatile, rising sharply early in the year on worries about economic growth and falling dramatically throughout most of the rest of the first half. Both the decline in bond yields and narrowing in credit spreads helped the Fund to outperform the benchmark index. The bond portion of the Fund emphasizes quality short duration corporate bonds which continue to provide a yield advantage over the cost of carry in equity futures contracts. All securities are investment-grade rated with an average maturity of approximately two years. Good relative performance from this bond portfolio is what drove the Fund’s outperformance through mid-year.

As the second half of the year begins, global economic uncertainty, the unknown impact of Brexit, and the upcoming US election cycle are all on the minds of investors. However, investors remain confident in monetary policy staying highly accommodative and most expect interest rates could remain quite low. The Fund is postured to benefit from such an environment. Still, we remain vigilant to the possibility that interest rates may rise later this year or into the first half of 2017. The bond portfolio within the Fund maintains a short duration bias as a result. With credit yield spreads still relatively attractive we are still able to provide more yield than the cost of futures contracts.

Average Annual Total Returns as of June 30, 2016
	Enhanced Return Fund	S&P 500 Index
Six Month	5.26%	3.84%
One Year	5.18%	3.99%
Five Years	12.86%	12.104%
Ten Years	8.60%	7.42%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Senior Unsecured Notes, 6.000% Due 09/13/2017	1,255,000	$1,322,146
American Express Senior Unsecured Notes, 6.150% Due 08/28/2017	1,000,000	1,055,306
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	1,116,891
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,100,000	2,326,949
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	819,000	862,029
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,114,269
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,900,000	1,936,402
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	1,500,000	1,545,648
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	770,000	813,282
Key Bank NA Senior Unsecured Notes, 1.700% Due 06/01/2018	1,000,000	1,004,760
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,100,000	1,237,415
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	530,000	565,529
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,700,000	1,715,025
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,300,000	2,324,072
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,000,000	1,007,221
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	750,000	845,366
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,298,939
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	845,531
Suntrust Banks Inc. Senior Unsecured Notes, 3.500% Due 01/20/2017	1,100,000	1,112,249

Fixed Income Securities	Face Value	Fair Value
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,235,000	$1,301,286
Wachovia Bank NA Subordinated Notes, 6.000% Due 11/15/2017	2,105,000	2,239,777
23.6% – Total Finance		$27,590,092
Industrial
AT&T Inc. Senior Unsecured Notes, 4.600% Due 02/15/2021	543,000	594,197
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,845,000	1,963,746
Becton Dickinson Senior Unsecured Notes, 2.675% Due 12/15/2019	80,000	82,283
Becton Dickinson Senior Unsecured Notes, 6.375% Due 08/01/2019	2,000,000	2,277,938
Burlington Northern Santa Fe Senior Unsecured Notes, 4.700% Due 10/01/2019	500,000	552,864
Chevron Corp. Senior Unsecured Note, 2.427% Due 06/24/2020	1,945,000	2,007,026
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	2,170,000	2,178,563
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,500,000	1,611,032
General Electric Capital Corp. Senior Unsecured Notes, 1.428% Due 04/15/2020**	1,380,000	1,394,070
General Electric Capital Corp. Senior Unsecured Notes, 1.653% Due 03/15/2023**	2,000,000	1,987,548
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,294,084
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,076,929
Shell International Senior Unsecured Notes, 4.375% Due 03/25/2020	2,100,000	2,308,034
Schlumberger Investment Senior Unsecured Notes, 1.950% Due 09/14/2016*	1,379,000	1,382,101
Schulmberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	1,000,000	999,497
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,575,000	1,636,275

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	$3,026,952
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	2,000,000	2,219,912
24.5% – Total Industrial		$28,593,051
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	890,000	958,962
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	2,194,000	2,418,462
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	2,239,682
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,600,000	1,602,230
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	600,000	657,588
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	835,000	908,838
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	1,000,000	1,040,356
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	450,000	457,517
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	600,000	640,265
National Rural Utilities Corp. Collateral Trust Notes, 5.450% Due 02/01/2018	1,000,000	1,066,809
National Rural Utilites Corp. Collateral Trust Notes, 5.450% Due 04/10/2017	1,150,000	1,188,085
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	1,392,118
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,241,044
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	2,023,000	2,091,078
15.3% – Total Utilities		$17,903,034

Fixed Income Securities	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,139,520	$4,200,967
United States Treasury Floating Rate Notes, 0.532% Due 01/31/2018**	3,600,000	3,606,815
United States Treasury Floating Rate Notes, 0.450% Due 04/30/2018**	1,500,000	1,500,167
United States Treasury Floating Rate Note, 0.377% Due 7/31/2017**	2,000,000	2,000,076
9.7% – Total United States Government Treasury Obligations		$11,308,025
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 05/25/2021**	2,500,000	2,499,923
FHLMC Step-up Coupon Notes, 1.100% Due 06/21/2021**	2,000,000	2,001,382
FHLMC Step-up Coupon Notes, 1.100% Due 06/07/2021**	1,380,000	1,380,905
FHLMC Step-up Coupon Notes, 1.000% Due 07/12/2021**	3,000,000	3,001,629
FNMA Step-up Coupon Notes, 1.100% Due 02/12/2021**	4,000,000	4,000,732
11.0% – Total United States Government Agency Obligations		$12,884,571
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.251% Due 04/01/2042**	675,530	707,566
FHLMC CMO Series 2989 Class TG, 5.500% Due 06/15/2025	850,344	933,735
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	942,135	965,527
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	701,741	725,697
FNMA 7/1 Hybrid ARM, 2.775% Due 02/01/2046**	1,183,155	1,229,352
FNMA 7/1 Hybrid ARM, 2.794% Due 12/01/2044**	1,000,626	1,042,826
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	606,243	659,109

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	360,195	$361,240
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	70,007	73,688
GNMA Pool 726475, 4.000% Due 11/15/2024	340,149	359,245
6.0% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$7,057,985
Taxable Municipal Bonds
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,120,823
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,432,259
2.2% – Total Taxable Municipal Bonds		$2,553,082
Total Fixed Income Securities 92.3%		$107,889,840
(Identified Cost $107,147,953)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	8,841,170	8,841,170
Total Cash Equivalents 7.6%		$8,841,170
(Identified Cost $8,841,170)
Total Portfolio Value 99.9%		$116,731,010
(Identified Cost $115,989,123)
Other Assets in Excess of Liabilities 0.1%		$194,245
Total Net Assets 100.0%		$116,925,255

*	144A Restricted Security. The total fair value of such securities as of June 30, 2016 was $2,779,198 and represented 2.61% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $999,810; price on June 30, 2016 was $99.950.
-	Schlumberger Investment Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on June 30, 2016 was $100.225.
-	Schlumberger Investment Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on June 30, 2016 was $100.225.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on June 30, 2016 was $108.759.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on June 30, 2016 was $108.759.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on June 30, 2016 was $108.759.
**	Variable Rate Security; the rate shown is as of June 30, 2016.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,000,000	$2,092,084
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,460,000	1,497,392
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	2,116,000	2,260,586
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	500,000	536,337
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,108,071
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,411,528
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,000,000	2,130,130
Huntington National Bank Senior Unsecured Notes, 2.600% Due 08/02/2018	1,610,000	1,640,846
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,600,000	1,656,539
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,044,954
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	500,000	562,462
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,500,000	1,557,728
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,690,731
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,103,589
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,600,000	1,685,877
US Bancorp Subordinated Notes, 2.950% Due 07/15/2022	1,246,000	1,296,632
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,000,000	1,077,173
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	1,400,000	1,511,623
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,337,293
24.8% – Total Finance		$27,201,575

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	1,500,000	$1,529,716
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,500,000	1,573,849
Chevron Corp. Senior Unsecured Notes, 2.335% Due 12/05/2022	1,500,000	1,522,551
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	1,200,000	1,292,027
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,445,476
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,537,758
General Electric Capital Corp. Senior Unsecured Notes, 1.428% Due 04/15/2020**	753,000	760,678
General Electric Capital Corp. Senior Unsecured Notes, 1.653% Due 03/15/2023**	2,230,000	2,216,116
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	1,055,981
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,237,819
McDonald’s Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,200,000	1,227,703
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,076,929
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	500,000	561,890
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	248,670
Shell International Finance Senior Unsecured Notes, 2.150% Due 05/11/2020	1,250,000	1,275,783
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,000,000	1,049,087
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,070,329
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	519,453

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	$1,106,060
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	1,513,476
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	1,782,000	1,802,386
23.5% – Total Industrial		$25,623,737
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	495,643
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	683,430
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,110,176
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	500,000	513,635
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	1,000,000	1,079,079
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,190,000	1,191,659
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	547,990
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,111,000	1,166,251
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	604,151
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,190,000	1,269,503
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,087,592
Virginia Electric & Power Co. Senior Unsecured Notes, 2.950% Due 01/15/2022	415,000	437,195
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,500,000	1,449,832

Fixed Income Securities	Face Value	Fair Value
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	$1,105,239
11.6% – Total Utilities		$12,741,375
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.625% Due 02/15/2043	1,722,028	1,676,084
United States Treasury Notes, 2.750% Due 11/15/2042	1,150,000	1,265,090
United States Treasury Notes, 3.000% Due 02/28/2017	6,000,000	6,099,378
United States Treasury Floating Rate Notes, 0.532% Due 01/31/2018**	4,300,000	4,308,140
United States Treasury Floating Rate Notes, 0.450% Due 04/30/2018**	4,000,000	4,000,444
15.8% – Total United States Government Treasury Obligations		$17,349,136
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,999,466
FHLMC Step-up Coupon Notes, 1.000% Due 04/28/2021**	2,000,000	2,001,086
FHLMC Step-up Coupon Notes, 1.100% Due 06/07/2021**	3,250,000	3,252,132
Tennessee Valley Authority Senior Unsecured Notes, 6.250% Due 12/15/2017	825,000	889,962
FHLMC Step-up Coupon Notes, 1.100% Due 06/21/2021**	3,000,000	3,002,073
10.2% – Total United States Government Agency Obligations		$11,144,719
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.251% Due 04/01/2042**	723,782	758,107
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	733,628	781,383
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	214,355	237,224
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,133,216	1,216,732

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	286,425	$296,203
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	343,593	387,793
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.266% Due 12/01/2041**	483,349	504,061
FNMA 7/1 Hybrid ARM, 2.794% Due 12/01/2044	1,027,775	1,071,120
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	461,012	495,417
5.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$5,748,040
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	816,531
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,185,250
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,067,590
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	340,248
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,616,370
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,337,999
5.8% – Total Taxable Municipal Bonds		$6,363,988

Fixed Income Securities	Face Value	Fair Value
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	$563,510
0.5% – Non-Total Taxable Municipal Bonds		$563,510
Total Fixed Income Securities 97.4%		$106,736,080
(Identified Cost $103,847,162)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	52,390	1,410,863
Total Preferred Stocks 1.3%		$1,410,863
(Identified Cost $1,248,635)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	2,706,623	2,706,623
Total Cash Equivalents 2.5%		$2,706,623
(Identified Cost $2,706,623)
Total Portfolio Value 101.2%		$110,853,566
(Identified Cost $107,802,420)
Liabilities in Excess of Other Assets -1.2%		$(1,275,576)
Total Net Assets 100%		$109,577,990
*	144A Restricted Security. The total fair value of such securities as of June 30, 2016 was $1,087,592 and represented 0.99% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2016 was $108.759.
**	Variable Rate Security; the rate shown is as of June 30, 2016.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,300,000	$1,333,294
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,000,000	1,068,330
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,108,071
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,207,138
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	1,250,000	1,331,331
Huntington National Bank Senior Unsecured Notes, 2.600% Due 08/02/2018	1,300,000	1,324,907
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,345,938
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,044,954
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,281,224
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,510,832
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,127,154
PNC Financial Services Subordinated Notes, 3.900% Due 04/29/2024	500,000	536,425
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,285,681
Suntrust Banks Senior Unsecured Notes, 6.000% Due 09/11/2017	1,000,000	1,053,673
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,640,000	1,706,643
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	1,800,000	2,153,248
22.2% – Total Finance		$20,418,843
Industrial
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	1,500,000	1,679,625
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,400,000	1,468,926

Fixed Income Securities	Face Value	Fair Value
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	$1,083,705
Chevron Corp. Senior Unsecured Notes, 2.335% Due 12/05/2022	2,000,000	2,030,068
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,566,852
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,491,841
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.653% Due 03/15/2023**	2,000,000	1,987,548
Johnson Controls Inc. Senior Unsecured Notes, 3.625% Due 07/02/2024	625,000	660,536
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	906,650
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	385,000	411,840
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,125,290
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	1,300,000	1,719,881
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,076,929
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,600,000	1,678,539
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	602,565
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,570,000	1,584,105
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	1,532,000	1,549,526
24.6% – Total Industrial		$22,624,426
Utilities
Duke Energy Corp., Senior Unsecured Notes, 3.550% Due 09/15/2021	1,325,000	1,412,003
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,405,000	1,443,313

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	$500,697
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	1,000,000	1,095,980
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	442,151
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	400,000	413,247
Northern Natural Gas Co. Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,087,592
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,465,000	1,416,003
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,105,239
9.7% – Total Utilities		$8,916,225
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.625% Due 02/15/2043	1,435,890	1,397,580
United States Treasury Floating Rate Notes, 0.450% Due 04/30/2018**	3,000,000	3,000,333
United States Treasury Floating Rate Notes, 0.532% Due 01/31/2018**	2,400,000	2,404,543
United States Treasury Notes, 2.750% Due 08/15/2042	3,000,000	3,305,391
United States Treasury Notes, 2.750% Due 11/15/2042	3,500,000	3,850,273
15.2% – Total United States Government Treasury Obligations		$13,958,120
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.100% Due 06/21/2021**	1,500,000	1,501,037
FHLMC Step-up Coupon Notes, 1.110% Due 06/21/2021**	1,500,000	1,501,126
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	1,500,000	1,499,599
4.9% – Total United States Government Agency Obligations		$4,501,762

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.251% Due 04/01/2042**	723,782	$758,107
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	187,560	207,571
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	9,313	9,391
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,133,216	1,216,732
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	572,850	592,406
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	307,348	336,001
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	776,819	876,749
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,963,340	2,088,177
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.266% Due 12/01/2041**	483,349	504,061
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	370,791	403,125
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,281,424	1,355,040
FNMA CMO Series 2013-83 Class MH, 4.000% Due 08/25/2043	587,184	643,323
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	661,449	708,723
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	561,240	650,046
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	307,867	349,684
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	461,012	495,417

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	2,369	$2,384
12.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,196,937
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	844,687
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,115,671
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,081,800
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	563,510
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,044,868
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	959,718
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	1,068,600
8.3% – Total Taxable Municipal Bonds		$7,678,854
Total Fixed Income Securities 97.1%		$89,295,167
(Identified Cost $85,544,973)

Preferred Stocks	Shares	Fari Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	54,000	$1,454,220
Total Preferred Stocks 1.6%		$1,454,220
(Identified Cost $1,298,315)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	2,051,995	2,051,995
Total Cash Equivalents 2.2%		$2,051,995
(Identified Cost $2,051,995)
Total Portfolio Value 100.9%		$92,801,382
(Identified Cost $88,895,283)
Liabilities in Excess of Other Assets -0.9%		$(795,586)
Total Net Assets 100.0%		$92,005,796
*	144A Restricted Security. The total fair value of such securities as of June 30, 2016 was $1,087,592 and represented 1.18% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on March 31, 2016 was $108.759.
**	Variable Rate Security; the rate shown is as of June 30, 2016.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
Ace INA Holdings Senior Unsecured Notes, 5.900% Due 06/15/2019	525,000	$591,282
American Express Bank Senior Unsecured Notes, 6.000% Due 09/13/2017	1,925,000	2,027,993
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	610,000	681,304
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,383,000	1,430,409
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	490,000	542,955
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,904,000	1,981,988
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,022,265
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,500,000	1,528,739
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	2,000,000	2,060,864
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,800,000	2,024,861
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	1,470,000	1,568,541
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,685,000	1,699,892
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	1,875,000	1,894,624
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,039,151
PNC Funding Corp. Guaranteed Notes, 5.125% Due 02/01/2017	789,000	808,489
Suntrust Banks Inc. Senior Unsecured Notes, 3.500% Due 01/20/2017	1,200,000	1,213,362
Travelers companies Inc. Senior Unnsecured Notes, 5.800% Due 05/15/2018	1,000,000	1,084,678
Wachovia Bank NA Subordinated Notes, 6.000% Due 11/15/2017	1,800,000	1,915,249
22.4% – Total Finance		$25,116,646

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	$1,596,541
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,389,000	1,392,189
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	1,330,000	1,335,248
Eaton Corp. Senior Unsecured Notes, 5.600% Due 05/15/2018	1,000,000	1,075,638
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,025,000	1,100,872
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 0.928% Due 05/13/2024**	1,100,000	1,035,933
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.428% Due 04/15/2020**	1,175,000	1,186,980
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.628% Due 04/15/2023**	2,000,000	1,994,000
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	1,560,000	1,706,938
Kroger Co. Senior Unsecured Notes, 1.200% Due 10/17/2016	500,000	500,608
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,058,038
McDonald’s Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,745,000	1,785,285
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,684,317
Schulmberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	1,800,000	1,799,095
Shell International Senior Unsecured Notes, 4.300% Due 09/22/2019	1,800,000	1,960,492
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	2,017,968
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	1,458,000	1,618,316
22.2% – Total Industrials		$24,848,458

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Utilities
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 2.000% Due 11/15/2018	1,000,000	$1,016,545
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,077,485
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,417,000	1,561,969
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,679,761
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,426,986
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	480,000	526,070
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	1,395,000	1,451,297
National Rural Utilities Collateral Trust, 5.450% Due 02/01/2018	870,000	928,124
Virginia Electric & PowerCo. Senior Unsecured notes, 5.400% Due 04/30/2018	1,000,000	1,073,833
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	500,000	514,956
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,695,000	1,752,040
11.6% – Total Utilities		$13,009,066
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,139,520	4,200,967
United States Treasury Notes, 0.375% Due 10/31/2016	3,114,000	3,114,212
United States Treasury Notes, 0.500% Due 09/30/2016	2,205,000	2,205,820
United States Treasury Notes, 0.625% Due 05/31/2017	3,000,000	3,002,694
United States Treasury Floating Rate Notes, 0.532% Due 01/31/2018**	2,500,000	2,504,733

Fixed Income Securities	Face Value	Fair Value
United States Treasury Floating Rate Notes, 0.450% Due 04/30/2018**	2,000,000	$2,000,222
15.2% – Total United States Government Treasury Obligations		$17,028,648
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,999,466
FHLMC Step-up Coupon Notes, 1.000% Due 04/28/2021**	1,000,000	1,000,543
FHLMC Step-up Coupon Notes, 1.000% Due 04/14/2021**	2,000,000	2,000,530
FHLMC Step-up Coupon Notes, 1.100% Due 06/07/2021**	1,000,000	1,000,656
FHLMC Step-up Coupon Notes, 1.100% Due 06/21/2021**	1,200,000	1,200,901
FNMA Step-up Coupon Notes, 1.100% Due 02/12/2021**	3,000,000	3,000,549
9.1% – Total United States Government Agency Obligations		$10,202,645
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	230,569	245,578
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	1,241,529	1,266,977
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.266% Due 12/01/2041**	483,349	504,061
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,518,910	1,601,022
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	830,899	953,285
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	540,292	541,860
GNMA Pool 726475, 4.000% Due 11/15/2024	340,149	359,245
GNMA Pool 728920, 4.000% Due 12/15/2024	488,242	519,796
5.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$5,991,824

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2016 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Columbus – Franklin County OH Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	$1,501,500
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,009,750
2.2% – Total Taxable Municipal Bonds		$2,511,250
Total Fixed Income Securities 88.0%		$98,708,537
(Identified Cost $98,249,901)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	14,927,593	14,927,593
Total Cash Equivalents 13.3%		$14,927,593
(Identified Cost $14,927,593)
Total Portfolio Value 101.3%		$113,636,130
(Identified Cost $113,177,494)
Liabilities in Excess of Other Assets -1.3%		$(1,465,642)
Total Net Assets: 100.0%		$112,170,488

Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor’s 500 expiring September 2016 (50 units per contract) (Notional Value of $111,764,295)	1,065	$436,955
*	144A Restricted Security. The total fair value of such securities as of June 30, 2016 was $1,799,095 and represented 1.60% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $1,799,095; price on June 30, 2016 was $99.950.
**	Variable Rate Security; the rate shown is as of June 30, 2016.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$116,731,010	$110,853,566	$92,801,382	$113,636,130
Receivable for Variation Margin on Futures Contracts	—	—	—	1,246,050
Interest Receivable	848,792	777,640	709,293	751,411
Fund Shares Sold Receivable	11,021	16,299	11,115	—
Receivable for CMO Paydowns	1,672	1,791	1,791	—
Total Assets	$117,592,495	$111,649,296	$93,523,581	$115,633,591
Liabilities:
Accrued Management Fee	$22,638	$21,040	$17,680	$28,510
Investment Securities Purchased	596,068	2,000,000	1,500,000	3,419,960
Other Payables	9,534	105	105	14,633
Fund Shares Redeemed Payable	39,000	50,161	—	—
Total Liabilities	$667,240	$2,071,306	$1,517,785	$3,463,103
Net Assets	$116,925,255	$109,577,990	$92,005,796	$112,170,488
Net Assets Consist of:
Paid in Capital	$116,133,759	$106,277,486	$87,287,100	$109,478,765
Accumulated Net Investment Income/(Loss)	4,547	21,536	15,915	(41,005)
Accumulated Net Realized Gain from Security Transactions & Futures Contracts	45,062	227,822	796,682	1,837,137
Net Unrealized Gain on Investments	741,887	3,051,146	3,906,099	458,636
Net Unrealized Gain on Futures Contracts	—	—	—	436,955
Net Assets	$116,925,255	$109,577,990	$92,005,796	$112,170,488
Shares Outstanding (Unlimited Amount Authorized)	7,713,342	6,879,438	5,627,964	7,064,411
Offering, Redemption and Net Asset Value Per Share	$15.16	$15.93	$16.35	$15.88
*Identified Cost of Investment Securities	$115,989,123	$107,802,420	$88,895,283	$113,177,494

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
June 30, 2016 – Unaudited

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Period Ended 6/30/2016	Period Ended 6/30/2016	Period Ended 6/30/2016	Period Ended 6/30/2016
Investment Income:
Interest	$824,436	$1,229,129	$1,186,427	$680,733
Dividends	3,792	35,862	36,128	4,529
Total Investment Income	$828,228	$1,264,991	$1,222,555	$685,262
Expenses:
Gross Management Fee	$166,393	$157,798	$134,869	$169,783
Management Fee Waiver (Note #4)	(36,218)	(34,361)	(29,368)	—
Net Expenses	$130,175	$123,437	$105,501	$169,783
Net Investment Income	$698,053	$1,141,554	$1,117,054	$515,479
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$123,789	$340,738	$796,682	$73,517
Net Realized Gain from Futures Contracts	—	—	—	4,158,599
Net Change in Unrealized Gain on Investments	1,331,164	3,136,976	3,236,178	1,034,818
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	(512,095)
Net Gain/(Loss) on Investments	$1,454,953	$3,477,714	$4,032,860	$4,754,839
Net Change in Net Assets from Operations	$2,153,006	$4,619,268	$5,149,914	$5,270,318

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
June 30, 2016

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015	Period Ended 6/30/2016*	Year Ended 12/31/2015
Operations:
Net Investment Income	$698,053	$1,139,641	$1,141,554	$2,048,117	$1,117,054	$2,001,980	$515,479	$887,743
Net Realized Gain (Loss) from Security Transactions	123,789	39,757	340,738	(36,384)	796,682	792,497	73,517	(25,227)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	4,158,599	2,580,724
Net Change in Unrealized Gain (Loss) on Investments	1,331,164	(627,051)	3,136,976	(1,342,550)	3,236,178	(1,919,456)	1,034,818	(404,105)
Net Change in Unrealized Gain on Futures Contracts	—	—	—	—	—	—	(512,095)	(1,727,628)
Net Change in Net Assets from Operations	$2,153,006	$552,347	$4,619,268	$669,183	$5,149,914	$875,021	$5,270,318	$1,311,507
Distributions to Shareholders:
Net Investment Income	$(693,505)	$(1,289,701)	$(1,120,017)	$(2,124,925)	$(1,101,139)	$(2,157,724)	$(556,485)	$(1,033,730)
Return of Capital	—	(11,931)	—	(9,596)	—	(12,314)	—	(14,030)
Net Realized Gain from Security Transactions	—	—	—	—	0	(636,753)	0	(4,269,751)
Net Change in Net Assets from Distributions	$(693,505)	$(1,301,632)	$(1,120,017)	$(2,134,521)	$(1,101,139)	$(2,806,791)	$(556,485)	$(5,317,511)
Capital Share Transactions:
Proceeds From Sale of Shares	$18,610,475	$45,463,374	$11,518,036	$36,414,364	$8,628,598	$24,627,392	$20,568,510	$7,083,579
Net Asset Value of Shares Issued on Reinvestment of Distributions	90,667	134,461	74,351	118,872	136,243	22,023	556,485	5,315,623
Cost of Shares Redeemed	(11,313,265)	(15,038,393)	(9,873,571)	(10,347,648)	(7,703,322)	(10,639,496)	(11,620,229)	(7,591,404)
Net Change in Net Assets from Capital Share Transactions	$7,387,877	$30,559,442	$1,718,816	$26,185,588	$1,061,519	$14,009,919	$9,504,766	$4,807,798
Net Change in Net Assets	$8,847,378	$29,810,157	$5,218,067	$24,720,250	$5,110,294	$12,078,149	$14,218,599	$801,794
Net Assets at Beginning of Year	$108,077,877	$78,267,720	$104,359,923	$79,639,673	$86,895,502	$74,817,353	$97,951,889	$97,150,095
Net Assets at End of Period	$116,925,255	$108,077,877	$109,577,990	$104,359,923	$92,005,796	$86,895,502	$112,170,488	$97,951,889
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$4,547	$—	$21,536	$—	$15,915	$—	$(41,005)	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$14.96		$15.05	$15.03	$15.27	$15.27	$15.27
Operations:
Net Investment Income	0.09		0.17	0.18	0.25	0.32	0.36
Net Gains (Losses) on Securities (Realized and Unrealized)	0.20		(0.07)	0.04	(0.22)	0.04	0.03
Total Operations	$0.29		$0.10	$0.22	$0.03	$0.36	$0.39
Distributions:
Net Investment Income	(0.09)		(0.19)	(0.20)	(0.25)	(0.32)	(0.37)
Return of Capital	—		0.00 (a)	—	—	—	—
Net Realized Capital Gains	—		—	—	(0.02)	(0.04)	(0.02)
Total Distributions	$(0.09)		$(0.19)	$(0.20)	$(0.27)	$(0.36)	$(0.39)
Net Asset Value at End of Period	$15.16		$14.96	$15.05	$15.03	$15.27	$15.27
Total Return(b)	1.96	%(c)	0.67%	1.44%	0.16%	2.35%	2.56%
Net Assets End of Period (Millions)	$116.93		$108.08	$78.27	$74.11	$70.08	$67.44
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.20	%(e)	1.07%	1.14%	1.57%	2.02%	2.33%
Average Net Assets after Waiver	1.26	%(e)	1.14%	1.20%	1.63%	2.06%	2.36%
Portfolio Turnover Rate	44.97	%(c)	42.30%	42.41%	56.49%	43.98%	37.61%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2016, 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.41		$15.61	$15.40	$16.24	$16.06	$15.86
Operations:
Net Investment Income	0.17		0.33	0.37	0.45	0.52	0.56
Net Gains on Securities (Realized and Unrealized)	0.52		(0.19)	0.29	(0.56)	0.22	0.33
Total Operations	$0.69		$0.14	$0.66	$(0.11)	$0.74	$0.89
Distributions:
Net Investment Income	(0.17)		(0.34)	(0.39)	(0.45)	(0.52)	(0.57)
Return of Capital	—		0.00 (a)
Net Realized Capital Gains	—		—	(0.06)	(0.28)	(0.04)	(0.12)
Total Distributions	$(0.17)		$(0.34)	$(0.45)	$(0.73)	$(0.56)	$(0.69)
Net Asset Value at End of Period	$15.93		$15.41	$15.61	$15.40	$16.24	$16.06
Total Return(b)	4.47	%(c)	0.90%	4.31%	(0.68)%	4.70%	5.66%
Net Assets End of Period (Millions)	$109.58		$104.36	$79.64	$76.12	$73.63	$68.04
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.11	%(e)	2.06%	2.30%	2.79%	3.05%	3.45%
Average Net Assets after Waiver	2.17	%(e)	2.13%	2.36%	2.85%	3.09%	3.48%
Portfolio Turnover Rate	33.71	%(c)	32.75%	34.31%	55.78%	21.08%	26.91%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2016, 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.63		$15.98	$15.43	$16.52	$16.54	$16.03
Operations:
Net Investment Income	0.19		0.39	0.40	0.49	0.56	0.64
Net Gains on Securities (Realized and Unrealized)	0.72		(0.21)	0.63	(0.80)	0.26	0.70
Total Operations	$0.91		$0.18	$1.03	$(0.31)	$0.82	$1.34
Distributions:
Net Investment Income	(0.19)		(0.42)	(0.43)	(0.49)	(0.56)	(0.67)
Return of Capital	—		0.00 (a)
Net Realized Capital Gains	—		(0.11)	(0.05)	(0.29)	(0.28)	(0.16)
Total Distributions	$(0.19)		$(0.53)	$(0.48)	$(0.78)	$(0.84)	$(0.83)
Net Asset Value at End of Period	$16.35		$15.63	$15.98	$15.43	$16.52	$16.54
Total Return(b)	5.88	%(c)	1.16%	6.79%	(1.87)%	5.05%	8.51%
Net Assets End of Period (Millions)	$92.01		$86.90	$74.82	$71.30	$73.55	$60.57
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.43	%(e)	2.39%	2.46%	2.99%	3.19%	3.87%
Average Net Assets after Waiver	2.49	%(e)	2.46%	2.52%	3.04%	3.23%	3.90%
Portfolio Turnover Rate	26.33	%(c)	29.51%	28.30%	67.39%	23.33%	20.08%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2016, 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2016*		Year Ended December 31
			2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.17		$15.82	$16.27	$15.50	$13.43	$13.30
Operations:
Net Investment Income	0.08		0.15	0.16	0.24	0.23	0.29
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	0.72		0.07	2.21	4.58	2.24	0.13
Total Operations	$0.80		$0.22	$2.37	$4.82	$2.47	$0.42
Distributions:
Net Investment Income	(0.09)		(0.17)	(0.17)	(0.24)	(0.23)	(0.29)
Return of Capital	—		0.00 (a)
Net Realized Capital Gains	—		(0.70)	(2.65)	(3.81)	(0.17)	—
Total Distributions	$(0.09)		$(0.87)	$(2.82)	$(4.05)	$(0.40)	$(0.29)
Net Asset Value at End of Period	$15.88		$15.17	$15.82	$16.27	$15.50	$13.43
Total Return(b)	5.26	%(c)	1.34%	14.42%	31.31%	18.43%	3.16%
Net Assets End of Period (Millions)	$112.17		$97.95	$97.15	$83.93	$65.19	$51.13
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.35	%(e)	0.35%	0.35%	0.67%	1.00%	1.00%
Average Net Assets after Waiver	0.35	%(e)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.06	%(e)	0.91%	0.93%	1.00%	0.85%	1.48%
Average Net Assets after Waiver	1.06	%(e)	0.91%	0.93%	1.32%	1.50%	2.13%
Portfolio Turnover Rate	36.85	%(c)	57.75%	56.32%	33.09%	49.63%	68.09%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(e)	Annualized

The accompanying notes are an integral part of these financial statements.

25

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

1)    Organization

The Johnson Institutional Short Duration Bond Fund (formerly the JIC Institutional Bond Fund I), Johnson Institutional Intermediate Bond Fund (formerly the JIC Institutional Bond Fund II), Johnson Institutional Core Bond Fund (formerly the JIC Institutional Bond Fund III) (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)    Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six month period ended June 30, 2016 was $96,840,835. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Loss on futures contracts, as of June 30, 2016, is presented separately within the components of next assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2016, Cash Collateral held by R.J. O’Brien is cash held as collateral against the futures contracts, and is restricted from withdrawal. Net variation margin receivable on futures contracts as of June 30, 2016 was $1,246,050.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2016, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of June 30, 2016.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

26

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

2)    Summary of Significant Accounting Policies, continued

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

27

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

3)    Security Valuation and Transactions, continued

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

3)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2016:

Johnson Institutional Short Duration Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$74,086,177	$—	$74,086,177
U.S. Government Treasury Obligations	—	11,308,025	—	11,308,025
U.S. Government Agency Obligations	—	12,884,571	—	12,884,571
U.S. Government Agency Obligations – Mortgage-Backed	—	7,057,985	—	7,057,985
Taxable Municipal Bonds	—	2,553,082	—	2,553,082
Money Market Fund	8,841,170	—	—	8,841,170
Total	$8,841,170	$107,889,840	$—	$116,731,010

Johnson Institutional Intermediate Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$65,566,687	$—	$65,566,687
U.S. Government Treasury Obligations	—	17,349,136	—	17,349,136
U.S. Government Agency Obligations	—	11,144,719	—	11,144,719
U.S. Government Agency Obligations – Mortgage-Backed	—	5,748,040	—	5,748,040
Taxable Municipal Bonds	—	6,363,988	—	6,363,988
Non-Taxable Municipal Bonds	—	563,510	—	563,510
Preferred Stocks	1,410,863	—	—	1,410,863
Money Market Fund	2,706,623	—	—	2,706,623
Total	$4,117,486	$106,736,080	$—	$110,853,566

Johnson Institutional Core Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$51,959,494	$—	$51,959,494
U.S. Government Treasury Obligations	—	13,958,120	—	13,958,120
U.S. Government Agency Obligations	—	4,501,762	—	4,501,762
U.S. Government Agency Obligations – Mortgage-Backed	—	11,196,937	—	11,196,937
Taxable Municipal Bonds	—	7,678,854	—	7,678,854
Preferred Stocks	1,454,220	—	—	1,454,220
Money Market	2,051,995	—	—	2,051,995
Total	$3,506,215	$89,295,167	$—	$92,801,382

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

3)    Security Valuation and Transactions, continued

Enhanced Return Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$62,974,170	$—	$62,974,170
U.S. Government Treasury Obligations	—	17,028,648	—	17,028,648
U.S. Government Agency Obligations	—	10,202,645	—	10,202,645
U.S. Government Agency Obligations – Mortgage-Backed	—	5,991,824	—	5,991,824
Taxable Municipal Bonds	—	2,511,250	—	2,511,250
Cash Equivalents	14,927,593	—	—	14,927,593
Sub-Total	$14,927,593	$98,708,537	$—	$113,636,130
Other Financial Instruments**	436,955	—	—	436,955
Total	$15,364,548	$96,423,007	$—	$114,073,085

*	See Schedule of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2016, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the six month period ended June 30, 2016 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.236%. This is a change from the fee for the prior period (May 1, 2015 to April 30, 2016) of 0.234%. The Adviser has the right to remove this fee waiver any time after April 30, 2017.

As of June 30, 2016, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.064%	0.236%	$130,175	$36,218	$22,638
Intermediate Bond Fund	0.30%	0.064%	0.236%	123,437	34,361	21,040
Core Bond Fund	0.30%	0.064%	0.236%	105,501	29,368	17,680
Enhanced Return Fund	0.35%	—	0.35%	169,783	—	28,510

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $40,000 for the year ended December 31, 2015, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered

30

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

5)    Related Party Transactions, continued

broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2016, Covie and Company owned in aggregate 59.90% of the Short Duration Bond Fund, 69.90% of the Intermediate Bond Fund, and 82.31% of the Core Bond Fund. At June 30, 2016, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 82.32% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Fund accounting services are provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

For the six month period ended June 30, 2016, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$43,460,411	$37,193,619	$5,158,234	$10,654,306
Intermediate Bond Fund	19,401,872	21,194,795	15,087,715	13,483,843
Core Bond Fund	17,672,642	22,793,827	6,798,502	542,578
Enhanced Return Fund	30,454,468	24,908,744	19,346,109	6,610,227

7)    Capital Share Transactions

As of June 30, 2016, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Shares Sold to Investors	Shares Issued on Reinvestment of Dividends	Subtotal	Shares Redeemed	Net Change	Shares Outstanding:
						Beginning of Period	End of Period
Short Duration Bond Fund
1/1/16 to 6/30/16	1,233,442	6,009	1,239,451	(750,760)	488,691	7,224,651	7,713,342
1/1/15 to 12/31/15	3,012,855	8,939	3,021,794	(999,272)	2,022,522	5,202,129	7,224,651
Intermediate Bond Fund
1/1/16 to 6/30/16	732,980	4,726	737,706	(628,564)	109,142	6,770,296	6,879,438
1/1/15 to 12/31/15	2,324,335	7,629	2,331,964	(664,012)	1,667,952	5,102,344	6,770,296
Core Bond Fund
1/1/16 to 6/30/16	542,248	8,452	550,700	(480,782)	69,918	5,558,046	5,627,964
1/1/15 to 12/31/15	1,542,013	1,396	1,543,409	(666,187)	877,222	4,680,824	5,558,046
Enhanced Return Fund
1/1/16 to 6/30/16	1,311,873	35,692	1,347,565	(742,097)	605,468	6,458,943	7,064,411
1/1/15 to 12/31/15	442,597	347,143	789,740	(470,652)	319,088	6,139,855	6,458,943

31

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

8)    Security Transactions

For Federal income tax purposes, the cost of investment securities owned on June 30, 2016 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of June 30, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$115,989,123	$829,729	$(87,842)	$741,887
Intermediate Bond Fund	107,802,420	3,087,282	(36,136)	3,051,146
Core Bond Fund	88,895,283	3,935,006	(28,907)	3,906,099
Enhanced Return Fund	113,177,494	1,467,257	(571,666)	895,591

9)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2015	1,271,927	—	17,774	11,931	1,301,632
	2016	693,505	—	—	—	693,505
Intermediate Bond Fund	2015	2,124,649	241	35	9,596	2,134,521
	2016	1,120,017	—	—	—	1,120,017
Core Bond Fund	2015	2,157,724	441,659	195,094	12,314	2,806,791
	2016	1,101,139	—	—	—	1,101,139
Enhanced Return Fund	2015	1,033,730	2,529,054	1,740,697	14,030	5,317,511
	2016	556,485	—	—	—	556,485

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

As of December 31, 2015, the Enhanced Return Fund deferred post-October capital losses in the amount of $1,450,930.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

32

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 – Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Short Term Capital Loss Carryovers	Long-Term Capital Loss Carryovers	Unrealized Appreciation (Depreciation)	Post-October Capital Loss	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	$—	$(7,085)	$(71,643)	$(589,278)	$—	$(668,006)
Intermediate Bond Fund	—	(11,719)	(101,197)	(85,830)	—	(198,746)
Core Bond Fund	—	—	—	669,921	—	669,921
Enhanced Return Fund	—	—	—	(571,181)	(1,450,930)	(2,022,111)

33

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2015 and held through June 30, 2016.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2015	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 – June 30, 2016
Short Duration Bond Fund
Actual	$1,000.00	$1,019.70	$1.18
Hypothetical	$1,000.00	$1,023.62	$1.18
Intermediate Bond Fund
Actual	$1,000.00	$1,044.70	$1.20
Hypothetical	$1,000.00	$1,023.62	$1.18
Core Bond Fund
Actual	$1,000.00	$1,058.80	$1.20
Hypothetical	$1,000.00	$1,023.62	$1.18
Enhanced Return Fund
Actual	$1,000.00	$1,052.60	$1.78
Hypothetical	$1,000.00	$1,023.06	$1.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds, the expense ratio is 0.236%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

34

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 18, 2016, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor, Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2016, profitability of the Funds to the Adviser and economies of scale.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2016. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

As to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the portfolio management and other services being provided to the Funds by the Adviser and its responsiveness to Board requests. They noted that the fund performance watchlist was helpful in tracking the performance of the Funds, especially those that may be underperforming. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s Chief Compliance Officer. Additionally, the Trustees considered the absence of any litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and discussed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and 3-year periods but had recently significantly outperformed the Index for the first quarter of 2016. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods. With respect to the Opportunity Fund, the Trustees considered that the Fund had outperformed the Russell 2500 Index for the year to date, 1-year and 3-year periods, and underperformed the benchmark for the 5-year period. The Board next discussed the performance of the Realty Fund, noting that it had outperformed its benchmark for the 1-year period and slightly underperformed its Peer Group average and benchmark for the 3-year and 5-year periods. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods except for the 3-year period where it had outperformed. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund had slightly underperformed its benchmark 1, 3 and 5-year periods but that it had recently performed well in 2016. The Trustees recognized that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the year to date 2016 and 3-year and 5-year periods. After discussion, the Trustees indicated that it was consensus that none of the Funds had unreasonable performance.

35

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees then reviewed each of the Institutional Funds individually. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index for the year to date 2016 period as well as for the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for the year to date period and for the 3 and 5 year periods but had underperformed slightly for the 1 year period. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index for the year to date 2016 period, and for the 1, 3, 5 and 10-year periods. The Board also noted the Core Bond Fund’s overall 5 star rating from Morningstar. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the year to date 2016, 1, 3 and 5-year periods and that it also maintained an overall 5-star rating from Morningstar. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2015 by the Funds. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. The Board agreed that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just above the mean. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed with the representatives of the Adviser the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds. The Trustees and representatives from the Adviser again agreed to explore the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints or additional fee reductions are necessary at this time. After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

36

ADDITIONAL INFORMATION
June 30, 2016 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

37

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Interested Trustee
Timothy E. Johnson (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (73) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984.	11	None
John R. Green (73) 3777 West Fork Rd. Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company.	11	None
James J. Berrens (50) 3777 West Fork Rd Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health Services.	11	None
Dr. Jeri B. Ricketts (58) 3777 West Fork Rd. Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

38

TRUSTEES AND OFFICERS (Unaudited)

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Officers
Jason O. Jackman (45) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (57) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser.	N/A	N/A
Marc E. Figgins (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser.	NA	NA
Jennifer J. Kelhoffer (44) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006.	NA	NA

39

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 12, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:         /s/ Jason O. Jackman

Jason O. Jackman, President

Date  September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2016

By:      /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2016

* Print the name and title of each signing officer under his or her signature.